Exhibit 99.1

SALE AND SERVICING AGREEMENT

among

FORD CREDIT AUTO OWNER TRUST 2015-A,
as Issuer,

FORD CREDIT AUTO RECEIVABLES TWO LLC,
as Depositor

and

FORD MOTOR CREDIT COMPANY LLC,
as Servicer

Dated as of March 1, 2015

i

ii

SALE AND SERVICING AGREEMENT, dated as of March 1, 2015 (this “Agreement”), among FORD CREDIT AUTO OWNER TRUST 2015-A, a Delaware statutory trust, as Issuer, FORD CREDIT AUTO RECEIVABLES TWO LLC, a Delaware limited liability company, as Depositor, and FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Servicer.

BACKGROUND

The Depositor has purchased a pool of retail installment sale contracts secured by new and used cars, light trucks and utility vehicles from Ford Credit.

The Depositor wishes to sell and assign and the Issuer wishes to purchase from the Depositor the contracts and related property on the terms and conditions in this Agreement.

The Issuer wishes to appoint the Servicer to service the contracts and the Servicer is willing to service the contracts for the Issuer.

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.                                 Usage and Definitions.  Capitalized terms used but not otherwise defined in this Agreement are defined in Appendix A.  Appendix A also contains rules as to usage applicable to this Agreement.  Appendix A is incorporated by reference into this Agreement.

ARTICLE II
TRUST PROPERTY; REPRESENTATIONS AND WARRANTIES
 OF THE DEPOSITOR; CUSTODIAN

Section 2.1.                                 Sale of Trust Property.  In consideration of the Issuer’s delivery to the Depositor of Notes with an aggregate Note Balance of $1,610,940,000 and the rights to distributions under Section 8.2 of the Indenture, the Depositor irrevocably sells and assigns to the Issuer, without recourse (subject to the obligations of the Depositor under this Agreement), all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Receivables and the other Trust Property.  The sale made under this Agreement does not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor or Ford Credit to the Obligors, the Dealers or any other Person in connection with the Receivables and the other Trust Property.

Section 2.2.                                 Savings Clause.  It is the intention of the Depositor and the Issuer that (i) the sale and assignment under Section 2.1 constitutes an absolute sale of the Trust Property, conveying good title free and clear of any Lien, other than Permitted Liens, from the Depositor to the Issuer and (ii) the Trust Property not be a part of the Depositor’s estate in the event of a bankruptcy or insolvency of the Depositor.  If, notwithstanding the intention of the Depositor and the Issuer, any transfer is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale and assignment, the Depositor Grants, and the parties intend that the Depositor Grant, to the Issuer a first priority perfected security interest in all of the Depositor’s right, title and interest in the Trust Property to secure a loan in an amount equal to all amounts payable by the Depositor under this Agreement, all amounts payable as principal and interest on the Notes, all amounts payable as Servicing Fees under this Agreement and all fees and expenses of the Indenture Trustee or the Owner Trustee, and in that event, this Agreement will constitute a security agreement under applicable law and the Issuer will have all of the rights and remedies of a secured party and creditor under the UCC.

Section 2.3.                                 Representations and Warranties of the Depositor About the Receivables.

(a)                                 Representations and Warranties from the Purchase Agreement.  Ford Credit made the representations and warranties in Section 3.2 of the Purchase Agreement to the Depositor, and has consented to the transfer by the Depositor to the Issuer of the Depositor’s rights regarding the representations and warranties on which the Issuer is relying in acquiring the Receivables.  Under Section 2.1, the Depositor has transferred to the Issuer all of the Depositor’s rights under the Purchase Agreement, including the right to require Ford Credit to repurchase Receivables in accordance with the Purchase Agreement if there is a breach of Ford Credit’s representations and warranties.  In addition, the Depositor represents and warrants as of the Closing Date, which representations and warranties the Issuer has relied on in purchasing the Receivables and will survive the sale of the Receivables to the Issuer and the pledge of the Receivables to the Indenture Trustee under the Indenture, that the representations and warranties about the Receivables in Section 3.2 of the Purchase Agreement are true and correct in all material respects.

(b)                                 Representations and Warranties of the Depositor.  The Depositor represents and warrants as of the Closing Date, which representations and warranties the Issuer has relied on in purchasing the Receivables and will survive the sale of the Receivables to the Issuer and the pledge of the Receivables to the Indenture Trustee under the Indenture, that:

(i)                                     immediately before the sale under this Agreement, the Depositor had good and marketable title to the Receivables and other Trust Property free and clear of any Lien, other than Permitted Liens; and

(ii)                                  immediately upon the sale under this Agreement, the Issuer will have good and marketable title to the Receivables and other Trust Property, free and clear of any Lien, other than Permitted Liens.

(c)                                  Representations and Warranties as to Security Interest.  If any sale and assignment of Receivables is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale and assignment as described in Section 2.2, the Depositor represents and warrants to the Issuer as of the Closing Date, for the Receivables being sold on that date, that:

(i)                                     except as may be permitted in the Transaction Documents, this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and other Trust Property in favor of the Issuer which security interest is prior to all other Liens, and is enforceable against creditors of and purchasers from the Depositor;

(ii)                                  the Sponsor has represented that it has commenced procedures that will result in the perfection of a first priority security interest against each Obligor in the Financed Vehicles;

(iii)                               the Receivables and other Trust Property constitute “chattel paper,” “instruments” or “general intangibles” within the meaning of the applicable UCC;

(iv)                              immediately before the sale under this Agreement, the Depositor owned and had good and marketable title to the Receivables and other Trust Property free and clear of any Lien, other than Permitted Liens.  The Depositor has received all consents and approvals required by the terms of the Receivables and other Trust Property to Grant to the Issuer all of its interest and rights in the Receivables and other Trust Property, except to the extent that any requirement for consent or approval is rendered ineffective under the applicable UCC;

(v)                                 the Depositor has caused, or will cause within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest Granted in the Receivables and other Trust Property to the Issuer;

(vi)                              other than the security interest Granted to the Issuer under this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables or other Trust Property.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any part of the Receivables or other Trust Property, other than any financing statements relating to the security interest Granted to the Issuer.  The Depositor is not aware of any judgment or tax lien filings against it; and

(vii)                           all financing statements filed or to be filed against the Depositor, or any assignor of which the Depositor is the assignee, in favor of the Issuer in connection with this Agreement describing the Receivables and other Trust Property contain a statement substantially to the following effect:  “The purchase of or grant of a security interest in any collateral described in this financing statement will violate the rights of the Secured Parties.”

The representations and warranties in this Section 2.3(c), (i) will survive termination of this Agreement and (ii) may not be waived by the Issuer or the Indenture Trustee.

Section 2.4.                                 Repurchase of Receivables Upon Breach of Representations or Warranties by the Depositor.

(a)                                 If a Responsible Person of the Depositor has actual knowledge, or receives notice from the Issuer, the Owner Trustee or the Indenture Trustee, of a breach of the representations or warranties made by the Depositor under Section 2.3 that materially and adversely affects any Receivable and the breach has not been cured in all material respects by the last day of the second full Collection Period (or, at the Depositor’s option, the first full Collection Period) after the Responsible Person obtains actual knowledge or is notified of the breach, the Depositor will repurchase the Receivable by paying (or causing to be paid) the Purchase Amount for the

Receivable to the Collection Account on the Business Day prior to the Payment Date after the Collection Period (or, with satisfaction of the Rating Agency Condition, on the Payment Date).  If Ford Credit is the Servicer, the Depositor may cause any Purchase Amount to be paid in accordance with Section 4.3(c).

(b)                                 The sole remedy for a breach of the representations and warranties of the Depositor in Sections 2.3 and 5.1 is (i) to require the Depositor to repurchase the materially and adversely affected Receivable or (ii) to require the Depositor or the Indenture Trustee to enforce the obligation of Ford Credit to repurchase the materially and adversely affected Receivable under Section 3.3(a) of the Purchase Agreement.  None of the Servicer, the Owner Trustee, the Indenture Trustee, the Depositor or the Administrator will have any duty to conduct an investigation as to the occurrence of any condition requiring the repurchase of any Receivable under Section 2.4(a).

(c)                                  When the Purchase Amount is included in Available Funds for a Payment Date, the Issuer will, without further action, be deemed to have sold and assigned to the Depositor as of the last day of the second prior Collection Period all of the Issuer’s right, title and interest in and to the Receivable repurchased by the Depositor under Section 2.4(a) and security and documents relating to the Receivable.  The sale will not require any action by the Issuer and will be without recourse, representation or warranty by the Issuer except the representation that the Issuer owns the Receivables free and clear of any Liens other than Permitted Liens.  Upon the sale, the Servicer will mark its receivables systems to indicate that the receivable is no longer a Receivable and take any action necessary or appropriate to evidence the sale of the receivable, free from any Lien of the Issuer or the Indenture Trustee.

Section 2.5.                                 Custodian.

(a)                                 Appointment of Custodian.  To reduce administrative costs and facilitate the servicing of the Receivables by the Servicer, the Issuer appoints Ford Credit, in its capacity as the Servicer, to act as the custodian of the Receivables for the Issuer and the Indenture Trustee.  Ford Credit accepts the appointment and agrees to perform the custodial duties in this Section 2.5.  Ford Credit in its capacity as custodian under this Agreement is referred to as the “Custodian.”

(b)                                 Custody of Receivables Files.  The Custodian will hold and maintain in safekeeping the following documents and instruments for each Receivable (the “Receivables Files”) for the benefit of the Issuer and the Indenture Trustee:

(i)                                     either (A) the original Receivable if in tangible form or (B) an authoritative copy, if in electronic form;

(ii)                                  the credit application executed by the Obligor;

(iii)                               the original certificate of title or other documents evidencing the security interest of Ford Credit in the Financed Vehicle; and

(iv)                              all other documents, notices and correspondence that the Servicer generates relating to the Receivable, the Obligor or the Financed Vehicle.

Unless otherwise indicated above, any document or instrument in the Receivables Files may be a photocopy or in electronic format.  The Receivables Files are constructively delivered to the Indenture Trustee, as pledgee of the Issuer under the Indenture, and the Custodian confirms to the Issuer and the Indenture Trustee that it has received the Receivables Files.  No initial review or any periodic review of the Receivables Files by the Issuer, the Owner Trustee or the Indenture Trustee is required.

(c)                                  Maintenance and Safekeeping of the Receivables Files.  The Custodian will accurately maintain and keep current the Receivables Files, including any receivables systems on which the Receivables Files are electronically stored, all in a manner that will permit the Servicer and the Issuer to comply with this Agreement and the Indenture Trustee to comply with the Indenture.  The Custodian will act with reasonable care and in accordance with the Credit and Collection Policy in performing its duties as custodian.  The Custodian will promptly take appropriate action to remedy any material failure on its part to hold the Receivables Files and maintain its receivables systems as provided in this Agreement and will report to the Issuer and the Indenture Trustee any material failure that it is unable to remedy within a reasonable time.  The Custodian may destroy any document (other than the original Receivable or certificate of title) in any Receivable File and store the document in an electronic format in accordance with the Credit and Collection Policy.

(d)                                 Location of Receivables Files.  The Custodian will maintain the Receivables Files (or access to any Receivables Files stored in an electronic format) at one of its offices or the offices of one of its custodians in the United States.  Upon request, the Custodian will provide a list of locations of the Receivables Files to the Depositor, the Issuer and the Indenture Trustee, or their representatives, attorneys or auditors.

(e)                                  Access to Receivables Files.  The Custodian will provide the Depositor, the Issuer and the Indenture Trustee with access to the Receivables Files and the receivables systems at offices designated by the Custodian without charge, but only upon reasonable request, during normal business hours.  Access will be subject to the Custodian’s security and confidentiality procedures and the terms and conditions of a confidentiality agreement satisfactory to the Custodian.  Nothing in this Section 2.5(e) will affect the obligation of the Indenture Trustee or the Custodian to observe any applicable privacy and confidentiality law prohibiting disclosures of information regarding the Obligors and the failure of the Custodian to provide access as a result of those obligations will not constitute a breach of this Section 2.5(e).

(f)                                   Effective Period and Termination of Custodian.  Ford Credit’s appointment as custodian is effective as of the Cutoff Date and will continue until terminated under this Section 2.5(f).  If Ford Credit resigns as Servicer in accordance with Section 6.6 or the Servicer is terminated under Section 7.1, the appointment of Ford Credit as custodian under this Agreement may be terminated in the same manner as the Servicer may be terminated under Section 7.1.  As soon as practicable after any termination of its appointment as custodian, the Custodian will deliver to the Indenture Trustee or its agent or designee the Receivables Files maintained by the Custodian at the place as the Indenture Trustee may reasonably designate.  All reasonable costs and expenses incurred in transferring the Receivables Files to the successor custodian and amending this Agreement to reflect the successor as custodian will be paid by the predecessor custodian upon presentation of documentation of the costs and expenses.

(g)                                  Servicer’s Access to Receivables Files; Indemnity.  Notwithstanding any termination of the Custodian under Section 2.5(f), the Servicer will be entitled to access the Receivables Files and, upon request from the Servicer, the successor custodian will promptly release any document in the Receivables Files to the Servicer.  The Issuer will indemnify, defend and hold harmless the Servicer against any and all costs, expenses, losses, claims and liabilities resulting from the failure by a successor custodian to release Receivables Files to the Servicer in a timely manner.

(h)                                 Custodian as Nominee Lienholder/Secured Party.  For administrative convenience and to further facilitate the servicing of the Receivables by the Servicer, the Issuer appoints Ford Credit, in its capacity as Custodian and Servicer, as nominee lienholder/secured party to act for the benefit and on behalf of the Issuer and the Indenture Trustee for the original certificates of title or the other documents evidencing the security interest of the Issuer in the Financed Vehicles (the “Security Documents”).  In addition, if the assignment of a Receivable from Ford Credit to the Depositor under the Purchase Agreement and from the Depositor to the Issuer under this Agreement is insufficient, without a notation on the Financed Vehicle’s certificate of title, to provide the Issuer a first priority perfect security interest in the Finance Vehicle, the Custodian, in its capacity as nominee lienholder/secured party, agrees that it is acting as the agent of the Issuer for the purpose of perfecting the security interest of the Issuer in the Financed Vehicle and agrees that Ford Credit’s listing as the lienholder/secured party on the certificate of title is in its capacity as agent of the Issuer.  The Custodian agrees to serve as nominee lienholder/secured party and agent for the Financed Vehicles and will, as nominee lienholder/secured party and agent: (i) act exclusively for the benefit and on behalf of the Issuer and the Indenture Trustee under the terms of this Agreement and (ii) take any and all actions necessary or advisable in order to establish, maintain, preserve and protect the Issuer’s security interest in the Financed Vehicles.  The Custodian further acknowledges the right of the Issuer to treat the Security Documents in all respects as if the name of the Issuer appeared on the documents as lienholder/secured party in place of Ford Credit’s name.

ARTICLE III
ADMINISTRATION AND SERVICING OF RECEIVABLES
AND OTHER TRUST PROPERTY

Section 3.1.                                 Appointment; Duties of the Servicer for the Servicing of the Receivables.

(a)                                 Appointment and General Duties.  The Issuer appoints Ford Credit to act as the Servicer of the Receivables for the Issuer and the Indenture Trustee.  The Servicer will manage, service, administer and collect on the Receivables with reasonable care using that degree of skill and attention that the Servicer exercises for all comparable automotive receivables that it services for itself or others and in accordance with the Credit and Collection Policy.  The Servicer’s duties will include:

(i)                                     collecting and applying all payments made on the Receivables;

(ii)                                  investigating delinquencies;

(iii)                               sending invoices and responding to inquiries of Obligors;

(iv)                              processing requests for extensions and modifications;

(v)                                 administering payoffs, defaults and delinquencies;

(vi)                              repossessing and then selling the Financed Vehicle securing any Receivable that the Servicer determines is unlikely to eventually be paid in full;

(vii)                           maintaining accurate and complete accounts and receivables systems pertaining to servicing the Receivables;

(viii)                        providing to the Custodian copies, or access to, any documents, instruments, notices and correspondence that modify information in the Receivables Files; and

(ix)                              furnishing Monthly Investor Reports and any other periodic reports required by the transaction documents.

In performing its duties as servicer of the Receivables, the Servicer will comply with all material requirements of federal and State laws and regulations.

(b)                                 Collection of Payments; Extensions and Amendments.  The Servicer will make reasonable efforts to collect all payments due under the terms of the Receivables. The Servicer may waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable and may grant extensions, refunds, rebates or adjustments for any Receivable or amend any Receivable, in each case in accordance with the Credit and Collection Policy, except that if the Servicer (i) grants extensions on a Receivable resulting in the final payment date of the Receivable being later than the Final Scheduled Payment Date of the most junior Class of Notes issued by the Issuer, (ii) modifies the Amount Financed under a Receivable, (iii) modifies the APR of a Receivable or (iv) increases the number of originally scheduled due dates of the Receivable, it will purchase the Receivable in the manner provided in Section 3.2, unless it is required to take the action under law or under a court order.

(c)                                  Maintenance of Security Interests in Financed Vehicles.  The Servicer will take all necessary steps to maintain perfection of the security interest created by each Receivable in the Financed Vehicle.  The Issuer authorizes the Servicer to take all actions necessary to continue perfection of the security interest on behalf of the Issuer and the Indenture Trustee if a Financed Vehicle is relocated to another State or for any other reason.  Unless required by law or court order, the Servicer will not release any Financed Vehicle from the security interest granted by the Receivable, except (i) upon payment in full of the Receivable, (ii) in order to receive proceeds from insurance covering the Financed Vehicle, (iii) upon repossession, (iv) upon discounted settlement of the Receivable or (v) upon abandonment, in each case in accordance with the Credit and Collection Policy.

(d)                                 No Impairment.  The Servicer will not impair in any material respect the rights of the Issuer or the Indenture Trustee in the Receivables except in accordance with the Credit and Collection Policy or as otherwise permitted by this Agreement.

(e)                                  Other Action.

(i)                                     Effective as of the date of this Agreement, all Receivables are assigned to the Servicer solely for the purpose of fulfilling the Servicer’s duties under this Agreement, including commencement of or participation in legal proceedings to enforce a Receivable or otherwise related to a Receivable.  If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Owner Trustee, on behalf of the Issuer, will, at the Servicer’s expense and direction, assign the Receivable to the Servicer solely for that purpose or take steps to enforce the Receivable, including bringing suit in the names of the Indenture Trustee, the Noteholders, the Issuer or any of them.  On request of the Servicer, the Owner Trustee will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

(ii)                                  The Servicer is authorized to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or any of them, any instruments of satisfaction, cancellation, partial or full release or discharge, and any other comparable instruments, for the Receivables and the Financed Vehicles.

Section 3.2.                                 Purchase of Receivables Upon Breach by the Servicer.

(a)                                 Purchase Amount.

(i)                                     If a Responsible Person of the Servicer has actual knowledge, or receives notice from the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee, of a breach of the covenants in Sections 3.1(c) or (d) and the breach is not cured in all material respects by the end of the second full Collection Period (or, at the Servicer’s option, the first full Collection Period) after the Responsible Person obtained actual knowledge or was notified of the breach, the Servicer will purchase each Receivable materially and adversely affected by the breach by depositing the Purchase Amount for the Receivable into the Collection Account on the Business Day prior to the Payment Date after the Collection Period (or, with satisfaction of the Rating Agency Condition, on the Payment Date).

(ii)                                  Upon the occurrence of any of the conditions requiring purchase of a Receivable in Section 3.1(b), the Servicer will repurchase the Receivable affected by the occurrence by depositing the Purchase Amount for the Receivable into the Collection Account on the Business Day prior to the Payment Date after the Collection Period (or, with satisfaction of the Rating Agency Condition, on the Payment Date) in which the modification is made.

(iii)                               If the Servicer, in its sole discretion, determines that as a result of a receivables systems error or receivables systems limitation or for any other reason the Servicer is unable to service any Receivable in accordance with the Credit and Collection Policy and the terms of this Agreement, the Servicer may purchase the Receivable by depositing the Purchase Amount for the Receivable into the Collection Account on the Business Day prior to the Payment Date after the Collection Period (or, with satisfaction of the Rating Agency Condition, on the Payment Date) in which the determination is made.

(iv)                              If the Servicer offers extensions to Obligors located in states and counties declared to be major disaster areas by the Federal Emergency Management Agency prior to the Closing Date, the Servicer will repurchase the Receivables of the Obligors that accept the offered extensions by depositing the Purchase Amount for such Receivables into the Collection Account on the Business Day preceding the Payment Date (or, with satisfaction of the Rating Agency Condition, on such Payment Date) after the Servicer determines such Receivables are part of the Purchased Property.

(v)                                 If Ford Credit is the Servicer, it may pay any Purchase Amounts in accordance with Section 4.3(c).

(b)                                 Repurchase Sole Remedy for Breach.  The sole remedy (except as provided in Section 6.3) of the Issuer, the Indenture Trustee, the Owner Trustee and the Secured Parties for a breach of the covenants made by the Servicer in Section 3.1(c) or (d) or the occurrence of a condition stated in Section 3.1(b) is to require the Servicer to purchase the Receivable as in Section 3.2(a).  None of the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Administrator will have any duty to conduct an investigation as to the occurrence of any condition requiring the purchase of any Receivable under Section 3.2(a).

(c)                                  Repurchase of Receivables.  When the Purchase Amount is included in Available Funds for a Payment Date, the Issuer will be deemed to have sold and assigned to the Servicer as of the last day of the second prior Collection Period all of the Issuer’s right, title and interest in and to the Receivable purchased by the Servicer under Section 3.2(a), and all security and documents relating to the Receivable.  The sale will not require any action by the Issuer and will be without recourse, representation or warranty by the Issuer except the representation that the Issuer owns the Receivables free and clear of any Liens, other than Permitted Liens.  Upon the sale, the Servicer will mark its receivables systems indicating that any receivable purchased under Section 3.2(a) is no longer a Receivable and take any action necessary or appropriate to evidence the transfer of ownership of the Purchased Receivable free from any Lien of the Issuer or the Indenture Trustee.

Section 3.3.                                 Sales of Charged Off Receivables.  The Servicer, in its sole discretion, may sell a Receivable that has been charged off in accordance with the Credit and Collection Policy.  Proceeds of any sale allocable to the Receivable will constitute Recoveries.  If the Servicer elects to sell any charged off Receivable, the Receivable will be deemed to have been sold and assigned by the Issuer to the Servicer immediately prior to the sale by the Servicer.  The sole right of the Issuer and the Indenture Trustee for any Receivables sold under this Section 3.3 will be to receive the Recoveries.  Upon the sale, the Servicer will mark its receivables systems indicating that any receivable sold is no longer a Receivable and take any action necessary or appropriate to evidence the sale of the receivable free from any Lien of the Issuer or the Indenture Trustee.

Section 3.4.                                 Duties of the Servicer for the Servicing of the Transaction; Annual Reports and Notices.

(a)                                 Monthly Investor Report.  At least two Business Days before each Payment Date, the Servicer will deliver to the Owner Trustee, the Note Paying Agent, the Indenture Trustee, the Depositor and the Rating Agencies, a servicing report substantially in the form of Exhibit A (the “Monthly Investor Report”), for the prior Collection Period and the Payment Date.  A Responsible Person of the Servicer will certify that the information in each Monthly Investor Report is accurate in all material respects.

(b)                                 Annual Statement as to Compliance.  To the extent required by Regulation AB, the Servicer will deliver to the Administrator, the Issuer, the Indenture Trustee and each Rating Agency within 90 days after the end of each year, beginning with the year after the Closing Date, an Officer’s Certificate signed by a Responsible Person of the Servicer, stating that (i) a review of the Servicer’s activities during the prior year and of its performance under this Agreement has been made under the Responsible Person’s supervision and (ii) to the Responsible Person’s knowledge, based on the review, the Servicer has fulfilled in all material respects all of its obligations under this Agreement throughout the prior year or, if there has been a failure to fulfill any obligation in any material respect, specifying each failure known to the Responsible Person and the nature and status of the failure.  A copy of the Officer’s Certificate referred to in this Section 3.4(b) may be obtained by any Noteholder or Person certifying it is a Note Owner by a request in writing to the Indenture Trustee at its Corporate Trust Office.

(c)                                  Notice of Servicer Termination Event.  The Servicer will notify the Depositor, the Owner Trustee, the Indenture Trustee and each Rating Agency of any Servicer Termination Event or any event that with the giving of notice or lapse of time, or both, would become a Servicer Termination Event, no later than five Business Days after a Responsible Person of the Servicer obtains actual knowledge of the event.

(d)                                 Compliance with Obligations under Sarbanes-Oxley Act.  If directed by the Administrator, the Servicer will prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer under the Sarbanes-Oxley Act of 2002.

(e)                                  Report on Assessment of Compliance with Servicing Criteria and Attestation.  The Servicer will:

(i)                                     deliver to the Administrator, the Issuer, the Indenture Trustee and each Rating Agency, a report on its assessment of compliance with the minimum servicing criteria during the prior year, including disclosure of any identified material instance of non-compliance identified by the Servicer, as specified by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act; and

(ii)                                  cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act and Item 1122 of Regulation AB, as applicable, on the assessment of compliance with servicing criteria for the prior year.  The attestation report will be addressed to the board of directors of the Servicer and the Servicer will deliver copies to the Issuer, the Administrator and the Indenture Trustee.  The attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.  The firm may render other services to the Servicer, the Administrator, the Depositor or Ford Credit, but the firm must indicate in each attestation report that it is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act.

The reports referred to in this Section 3.4(e) will be delivered within 90 days after the end of each year, beginning in the year after the Closing Date.  A copy of the reports referred to in this Section 3.4(e) may be obtained by any Noteholder or Person certifying it is a Note Owner by a request in writing to the Indenture Trustee at its Corporate Trust Office.

(f)                                   Delivery of Tax Information.  To the extent required by law, the Servicer will deliver to the Owner Trustee for distribution to the holder of the Residual Interest information for the preparation of the holder’s federal and State income tax returns.

(g)                                  Termination of Reporting Obligation.  The Servicer’s obligation to deliver or cause the delivery of reports under this Section 3.4, other than tax reports under Section 3.4(f), will terminate upon the payment in full of the Notes, including by redemption in whole as contemplated by Section 8.1.

(h)                                 Authorized Persons of Servicer.  On or prior to the Closing Date, the Servicer will provide notice to the Indenture Trustee and the Owner Trustee specifying (i) each Person who will be authorized to provide instructions and directions to the Indenture Trustee and the Owner Trustee on behalf of the Servicer and (ii) each Person who is a Responsible Person for the Servicer, which Persons may be changed from time to time by notice to the Indenture Trustee and the Owner Trustee.

Section 3.5.                                 Execution of Securities and Exchange Commission Filings.  To the extent permitted by law, the Servicer is authorized to execute and, upon the request of the Issuer (or the Administrator on its behalf), will execute, on behalf of the Issuer, any Securities and Exchange Commission filings required to be filed by the Issuer under Section 7.3 of the Indenture.

Section 3.6.                                 Servicer’s Fees.  On each Payment Date, the Issuer will pay the Servicing Fee to the Servicer in accordance with Section 8.2 of the Indenture.  In addition, the Servicer will be entitled to retain all Supplemental Servicing Fees and receive investment earnings (net of investment losses and expenses) on funds in the Bank Accounts during each Collection Period.

Section 3.7.                                 Servicer’s Expenses.  Except as otherwise provided in this Agreement, the Servicer will pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports.  The Servicer may charge Obligors, and be reimbursed, for collection, repossession, transportation and remarketing expenses in accordance with the Credit and Collection Policy.

ARTICLE IV
TRUST ACCOUNTS; DISTRIBUTIONS;
STATEMENTS TO NOTEHOLDERS AND THE DEPOSITOR

Section 4.1.                                 Accounts.

(a)                                 Collection Account.  Under Section 8.2 of the Indenture, the Indenture Trustee will establish and maintain a segregated trust account in the name “The Bank of New York Mellon as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 2015-A” at a Qualified Institution (initially the corporate trust department of The Bank of New York Mellon), that is designated as the “Collection Account”.  The Collection Account will initially be account number 8453768400.  The Collection Account will be under the sole dominion and control of the Indenture Trustee, except that the Servicer may make deposits to and direct the Indenture Trustee to make deposits to and withdrawals from the Collection Account in accordance with this Agreement.  The Servicer may direct the Indenture Trustee to withdraw from the Collection Account and pay to the Indenture Trustee or the Servicer, as applicable, amounts that are not Available Funds for any Collection Period or that were deposited into the Collection Account in error.

(b)                                 Principal Payment Account.  Under Section 8.2 of the Indenture, the Indenture Trustee will establish and maintain a segregated trust account at a Qualified Institution that is designated as the “Principal Payment Account”.  The Principal Payment Account will initially be account number 8453788400.  The Principal Payment Account is established and maintained solely for administrative purposes.

(c)                                  Reserve Account.

(i)                                     Under Section 8.2 of the Indenture, the Indenture Trustee will establish and maintain a segregated trust account in the name “The Bank of New York Mellon as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 2015-A” at a Qualified Institution (initially the corporate trust department of The Bank of New York Mellon), that is designated as the “Reserve Account”.  The Reserve Account will initially be account number 8453778400.  On the Closing Date, the Depositor will deposit or cause to be deposited the Specified Reserve Balance into the Reserve Account from the net proceeds of the sale of the Notes.  The Reserve Account will be under the sole dominion and control of the Indenture Trustee, except that the Servicer may make deposits to and direct the Indenture Trustee to make deposits to and withdrawals from the Reserve Account in accordance with this Agreement.

(ii)                                  The Indenture Trustee will transfer all funds in the Reserve Account to the Depositor, or if the Depositor has notified the Indenture Trustee of the establishment of the Trust Distribution Account, to the Trust Distribution Account, on the earlier of:  (i) the first Payment Date on or after which the Servicer has deposited into the Collection Account the amount stated in Section 8.1(a) in connection with its exercising its option to acquire the Trust Property under Section 8.1 and (ii) the date on which the Note Balance of the Notes and of all other amounts owing or to be distributed to the Secured Parties under the Indenture and this Agreement are paid in full.

(d)                                 Benefit of Accounts; Deposits and Withdrawals.  The Collection Account and the Reserve Account and all amounts, securities, investments, financial assets and other property deposited in or credited to them will be held by the Indenture Trustee as secured party for the benefit of the Secured Parties and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property.  All deposits to and withdrawals from the Collection Account, the Principal Payment Account and the Reserve Account will be made in accordance with the Transaction Documents.

(e)                                  Maintenance of Accounts.  If an institution maintaining one of the Bank Accounts ceases to be a Qualified Institution, the Servicer, for the Collection Account and the Principal Payment Account, or the Depositor, for the Reserve Account, will, with the Indenture Trustee’s or Owner Trustee’s assistance as necessary, within 30 days, move the Bank Account to a Qualified Institution.

(f)                                   Compliance.  Each Bank Account will be established and maintained under the Control Agreement.  The Servicer, for the Collection Account and the Principal Payment Account, and the Depositor, for the Reserve Account, will ensure that the Control Agreement establishing each Bank Account requires the Qualified Institution maintaining each account to comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer if the Notes are Outstanding and to act as a securities intermediary in accordance with the UCC.

(g)                                  Trust Distribution Account.  The Depositor may cause the Owner Trustee to establish and maintain a segregated trust account in the name “U.S. Bank Trust National Association as Owner Trustee,” that is designated as the “Trust Distribution Account” and will promptly notify the Owner Trustee and the Indenture Trustee after the establishment of the Trust Distribution Account.  The Trust Distribution Account will be under the sole dominion and control of the Owner Trustee, except that the Indenture Trustee may make deposits to the Trust Distribution Account in accordance with the Transaction Documents.  All deposits to and withdrawals from the Trust Distribution Account will be made in accordance with the Indenture and the Trust Agreement.

Section 4.2.                                 Investment of Funds in the Bank Accounts.

(a)                                 If no Default or Event of Default has occurred and is continuing, funds in the Collection Account (but not amounts in the Principal Payment Account) and in the Reserve Account will, to the extent permitted by law, be invested in Permitted Investments by the Qualified Institution maintaining the accounts as directed by the Servicer for the Collection Account, and as directed by the Depositor or by any Person appointed by the Depositor for the Reserve Account, in each case, without requiring any action by the Indenture Trustee.  The Servicer or the Depositor, as applicable, may direct the Indenture Trustee to consent, vote, waive or take any other action, or not to take any action, for any matters available to the holder of the Permitted Investments.

(b)                                 If (i) the Servicer, for the Collection Account and the Principal Payment Account, or the Depositor, for the Reserve Account, fails to give investment directions for any funds in a Bank Account to the Qualified Institution maintaining the Bank Account by 11:00 a.m. New

York time (or other time as may be agreed by the Issuer and the Qualified Institution) on the Business Day prior to a Payment Date or (ii) a Default or Event of Default has occurred and is continuing for the Notes and the Indenture Trustee has provided notice to the Qualified Institution maintaining the Bank Account, the Qualified Institution maintaining the Bank Account will, under the Control Agreement, to the fullest extent practicable, invest and reinvest funds in the Bank Account in one or more investments described in clause (b) of the definition of Permitted Investments.

(c)                                  Permitted Investments of funds in the Collection Account (or any reinvestments of the Permitted Investments) will mature no later than the Business Day prior to the next Payment Date.  Permitted Investments of funds in the Reserve Account will mature no later than the Business Day prior to the next Payment Date, except that the funds may be invested in Permitted Investments that will not mature before the next Payment Date if the Rating Agency Condition has been satisfied for the investment.  Permitted Investments will be held to their maturity, except that Permitted Investments may be sold or disposed of before their maturity in connection with the sale or liquidation of the Collateral following an Event of Default as provided in Section 5.6 of the Indenture.  All interest and other income (net of losses and investment expenses) on funds in the Bank Accounts will be paid to the Servicer on each Payment Date under Section 3.5.

(d)                                 None of the Depositor, the Servicer or the Qualified Institution maintaining any Bank Account will be liable for the selection of Permitted Investments or for investment losses incurred on Permitted Investments (other than in the capacity as obligor, if applicable).

(e)                                  Neither the Servicer, for the Collection Account and the Principal Payment Account, nor the Depositor, for the Reserve Account, will direct the Qualified Institution maintaining the account to make any investment of any funds or to sell any investment held in the account unless the security interest Granted and perfected in the account in favor of the Indenture Trustee will continue to be perfected in the investment or the proceeds of the sale, in each case without any further action by any Person.

(f)                                   For funds in the Bank Accounts:

(i)                                     any funds or property in the accounts that is a “financial asset” as defined in Section 8-102(a)(9) of the UCC will be physically delivered to, or credited to an account in the name of, the Qualified Institution maintaining the applicable account in accordance with the institution’s customary procedures in order that the institution establishes a “securities entitlement” in favor of the Indenture Trustee for the funds or property; and

(ii)                                  any funds or property that are held in deposit accounts will be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Ratings, each deposit account will be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee will have sole signature authority for each deposit account.

(g)                                  The Servicer, for the Collection Account and the Principal Payment Account, and the Depositor, for the Reserve Account, will ensure that the Qualified Institution maintaining each account, in its capacity as securities intermediary, agrees in the Control Agreement that each item of property credited to each account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 4.3.                                 Deposits and Payments.

(a)                                 If Ford Credit’s short term unsecured debt is rated at least “F1+” by Fitch and at least “P-1” by Moody’s (this rating requirement, the “Monthly Deposit Required Ratings”), Ford Credit may deposit Collections on the Business Day prior to each Payment Date, or with satisfaction of the Rating Agency Condition, on each Payment Date.

(b)                                 If Ford Credit’s short term unsecured debt is not rated at least equal to the Monthly Deposit Required Ratings or a Servicer Termination Event occurs:

(i)                                     on the Closing Date, the Servicer will deposit into the Collection Account all amounts received and applied as interest or principal on the Receivables in accordance with the Credit and Collection Policy during the period from the Cutoff Date until two Business Days prior to the Closing Date; and

(ii)                                  on and after the Closing Date, Ford Credit will deposit into the Collection Account all amounts received and applied as interest or principal on the Receivables in accordance with the Credit and Collection Policy within two Business Days after application.

(c)                                  If Ford Credit is the Servicer and for any Payment Date, the sum of (i) Collections for the Collection Period, plus (ii) Purchase Amounts for the Payment Date, exceeds the amounts deposited under Section 4.3(b) for the Collection Period, Ford Credit will deposit an amount equal to the excess into the Collection Account on the Business Day prior to the Payment Date or, with satisfaction of the Rating Agency Condition, on the Payment Date.  If, for any Payment Date, the amounts deposited under Section 4.3(b) for the Collection Period exceed the sum of (i) Collections for the Collection Period, plus (ii) Purchase Amounts for the Payment Date, the Indenture Trustee will pay to Ford Credit an amount equal to the excess within two Business Days of Ford Credit’s request, but in no event later than the Payment Date.  Upon the Indenture Trustee’s request, Ford Credit will provide the Indenture Trustee reasonable support for Ford Credit’s calculation of the amounts to be deposited or paid under this Section 4.3(c).

(d)                                 Ford Credit may make the deposits and payments required by this Section 4.3 net of Servicing Fees to be paid to Ford Credit.  Nonetheless, the Servicer will account for all of the above described deposits and payments in the Monthly Investor Report as if the amounts were deposited and/or paid separately.

(e)                                  If Ford Credit (or a successor of Ford Credit under Section 6.4) is not the Servicer, the Servicer will be required to deposit Collections into the Collection Account within two Business Days after receipt and application.

(f)                                   Pending deposit into the Collection Account, amounts collected by the Servicer may be used by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds.

Section 4.4.                                 Calculations and Distributions; Withdrawals from the Reserve Account.

(a)                                 On or before two Business Days before a Payment Date, the Servicer will calculate the Reserve Account Draw Amount for the Payment Date and will instruct the Indenture Trustee to withdraw from the Reserve Account and deposit the Reserve Account Draw Amount into the Collection Account on or before the Payment Date.

(b)                                 On or before two Business Days before a Payment Date, the Servicer will instruct the Indenture Trustee (based on the most recent Monthly Investor Report) to make the withdrawals, deposits, distributions and payments required to be made on the Payment Date under Section 8.2 of the Indenture.

ARTICLE V
THE DEPOSITOR

Section 5.1.                                 Representations and Warranties of the Depositor.  The Depositor represents and warrants to the Issuer as of the date of this Agreement and as of the Closing Date, on which the Issuer is relying in acquiring the Trust Property and which will survive the sale of the Trust Property to the Issuer and the pledge of the Trust Property by the Issuer to the Indenture Trustee under the Indenture:

(a)                                 Organization and Qualification.  The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware.  The Depositor is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals could not reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

(b)                                 Power, Authorization and Enforceability.  The Depositor has the power and authority to execute deliver and perform the terms of each of the Transaction Documents to which it is a party and to acquire, own and sell the Receivables and the other Trust Property and has duly authorized the sale of the Receivables and other Trust Property to the Issuer by all necessary action.  The Depositor has authorized the execution, delivery and performance of each of the Transaction Documents to which it is a party.  Each of the Transaction Documents to which the Depositor is a party is the legal, valid and binding obligation of the Depositor enforceable against the Depositor, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)                                  Valid Sale.  This Agreement evidences a valid sale of the Trust Property from the Depositor to the Issuer, enforceable against creditors of and purchasers from the Depositor.

(d)                                 No Conflicts and No Violation.  The consummation of the transactions contemplated by the Transaction Documents to which the Depositor is a party and the fulfillment of the Transaction Documents to which the Depositor is a party will not (i) conflict with or result in a breach of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Depositor is a debtor or guarantor, (ii) result in the creation or imposition of any Lien upon any of the properties or assets of the Depositor under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument (other than this Agreement), (iii) violate the Certificate of Formation or Limited Liability Company Agreement of the Depositor or (iv) violate any law or, to the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, in each case, which conflict, breach, default, Lien or violation would reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under the Transaction Documents to which it is a party.

(e)                                  No Proceedings.  To the Depositor’s knowledge, there are no proceedings or investigations pending or overtly threatened in writing, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of any of the Transaction Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Transaction Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under, or the validity or enforceability of, any of the Transaction Documents or the Notes or (iv) relating to Ford Credit or the Depositor that would reasonably be expected to (A) affect the treatment of the Notes as indebtedness for U.S. federal income or Applicable Tax State income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for U.S. federal income tax purposes or (C) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, in each case, other than proceedings that would not reasonably be expected to have a material adverse effect upon the Depositor, materially and adversely affect the performance by the Depositor of its obligations under, or the validity and enforceability of, any of the Transaction Documents or the Notes, or materially and adversely affect the tax treatment of the Issuer or the Notes.

(f)                                   Valid Security Interest.  This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Property in favor of the Issuer that is prior to all other Liens, other than Permitted Liens, and is enforceable against all other creditors of and purchasers from the Depositor.

(g)                                  Investment Company Act.  The Depositor is not an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act.

Section 5.2.                                 Liability of the Depositor.

(a)                                 The Depositor will be liable in accordance with this Agreement only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

(b)                                 The Depositor will not be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Servicer or any other Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment.  All such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement by the Depositor and the issuance of the Notes.  However, this Section 5.2 will not protect the Depositor against any liability that would otherwise be imposed by reason of the Depositor’s willful misconduct, bad faith or negligence in the performance of its duties under this Agreement.

(c)                                  The Depositor will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Property.

(d)                                 The Depositor and any officer, director, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document believed to be genuine and to have been executed by the proper party for any matters arising under this Agreement.

(e)                                  The Depositor will be under no obligation to appear in, prosecute or defend any legal action that is unrelated to its obligations under this Agreement and that, in its opinion, may cause it to incur any expense or liability.

Section 5.3.                                 Merger or Consolidation of, or Assumption of the Obligations of, the Depositor.  Any Person (a) into which the Depositor is merged or consolidated, (b) resulting from any merger or consolidation to which the Depositor is a party or (c) succeeding to the business of the Depositor, if more than 50% of the voting stock or voting power and 50% or more of the economic equity of the Person is owned, directly or indirectly, by Ford Motor Company, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act except those actions required under this Section 5.3.  Within 15 Business Days after any merger, consolidation or succession, that Person will (i) execute an agreement of assumption to perform every obligation of the Depositor under this Agreement, (ii) deliver to the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation or succession and the agreement of assumption comply with this Section 5.3, (iii) deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) upon the later of the attachment of the security interest and the filing of the necessary financing statements, the security interest in favor of the Issuer in the Trust Property and the Indenture Trustee in the Collateral will be perfected or (B) no action is necessary to preserve and protect the security interest and (iv) provide notice of the merger, consolidation or succession to the Rating Agencies.

Section 5.4.                                 Depositor May Own Notes.  The Depositor and any Affiliate of the Depositor, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights as it would have if it were not the Depositor or an Affiliate of the Depositor except as otherwise provided in any Transaction Document.  Notes owned by or pledged to the Depositor or any Affiliate of the Depositor will have an equal and proportionate benefit under the Transaction Documents, without preference, priority or distinction, except as otherwise provided in any Transaction Document.

Section 5.5.                                 Depositor’s Engagement of the Rating Agencies.  The Depositor has engaged Fitch and Moody’s as the Rating Agencies to rate the Notes.

Section 5.6.                                 Authorized Persons of the Depositor.  On or prior to the Closing Date, the Depositor will provide notice to the Indenture Trustee and the Owner Trustee specifying (i) each Person who will be authorized to provide instructions and directions to the Indenture Trustee and the Owner Trustee on behalf of the Depositor, and (ii) each Person who is a Responsible Person for the Depositor, which Persons may be changed from time to time by notice to the Indenture Trustee and the Owner Trustee.

ARTICLE VI
THE SERVICER

Section 6.1.                                 Representations and Warranties of the Servicer.  The Servicer represents and warrants to the Issuer as of the date of this Agreement, on which the Issuer is relying in acquiring the Trust Property and which will survive the sale of the Trust Property to the Issuer and the pledge of the Trust Property by the Issuer to the Indenture Trustee under the Indenture:

(a)                                 Organization and Qualification.  The Servicer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware.  The Servicer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Servicer’s ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

(b)                                 Power, Authorization and Enforceability.  The Servicer has the power and authority to execute deliver and perform the terms of each of the Transaction Documents to which it is a party and to acquire, own, hold, service and sell the Receivables and to hold the Receivables Files as custodian on behalf of the Issuer and the Indenture Trustee.  The Servicer has authorized the execution, delivery and performance of each of the Transaction Documents to which it is a party.  Each of the Transaction Documents to which the Servicer is a party is the legal, valid and binding obligation of the Servicer enforceable against the Servicer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)                                  No Conflicts and No Violation.  The consummation of the transactions contemplated by the Transaction Documents to which the Servicer is a party and the fulfillment of the Transaction Documents to which the Servicer is a party will not (i) conflict with or result in a breach of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Servicer is a debtor or guarantor, (ii) result in the creation or imposition of any Lien upon any of the properties or assets of the Servicer under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument (other than the Purchase Agreement), (iii) violate the Certificate of Formation or the Limited Liability Company Agreement of the Servicer or (iv) violate any law or, to the Servicer’s knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties, in each case, which conflict, breach, default, Lien or violation would reasonably be expected to have a material adverse effect on the Servicer’s ability to perform its obligations under the Transaction Documents to which it is a party.

(d)                                 No Proceedings.  To the Servicer’s knowledge, there are no proceedings or investigations pending or overtly threatened in writing before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of any of the Transaction Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Transaction Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Servicer’s ability to perform its obligations under, or the validity or enforceability of, any of the Transaction Documents or the Notes or (iv) relating to the Servicer that would reasonably be expected to (A) affect the treatment of the Notes as indebtedness for U.S. federal income or Applicable Tax State income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for U.S. federal income tax purposes or (C) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, in each case, other than the proceedings that, to the Servicer’s knowledge, would not reasonably be expected to have a material adverse effect upon the Servicer and its subsidiaries considered as a whole, materially and adversely affect the performance by the Servicer of its obligations under, or the validity and enforceability of, any of the Transaction Documents or the Notes, or materially and adversely affect the tax treatment of the Issuer or the Notes.

Section 6.2.                                 Liability of the Servicer.

(a)                                 The Servicer will be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Depositor only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.  All other liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement by the Servicer.  However, this Section 6.2 will not protect the Servicer against any liability that would otherwise be imposed by reason of the Servicer’s willful misconduct, bad faith or negligence in the performance of its duties under this Agreement.

(b)                                 The Servicer and any subservicer, and any officer, director, employee or agent of the Servicer or any subservicer, may rely in good faith on the advice of counsel or on any document believed to be genuine and to have been executed by the proper party for any matters arising under this Agreement.

(c)                                  The obligations of the Servicer under this Agreement are solely corporate obligations of the Servicer, and no recourse may be taken, directly or indirectly, for the obligations of the Servicer against any owner, beneficiary, agent, officer, director or employee of the Servicer in their individual capacities except for any liability that would otherwise be imposed by reason of the Person’s willful misconduct, bad faith or negligence in the performance of its duties.

(d)                                 The Servicer will be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement and that, in its opinion, may cause it to incur any expense or liability.  The Servicer may in its sole discretion (but will not be required to) undertake any legal action that it may deem necessary or desirable to protect the interests of the Noteholders or the Depositor under the Transaction Documents.  In that event, the legal expenses, costs and liabilities of the action and any liability resulting from the action will be expenses, costs and liabilities of the Servicer.

(e)                                  The Servicer will not be in default under this Agreement if it is unable to perform any of its obligations as a result of an act of God, act of war, terrorism, fires, earthquake or other natural disaster.  The Servicer will make commercially reasonable efforts to resume the performance of its obligations under this Agreement as soon as reasonably practicable after any event.

Section 6.3.                                 Indemnities of the Servicer.

(a)                                 The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee, and their respective officers, directors, employees and agents from and against any and all costs, losses, claims and liabilities arising out of, or imposed upon any Person through the Servicer’s (including in its capacity as Custodian) willful misconduct, bad faith or negligence (except for errors in judgment) in the performance of its duties under any Transaction Document to which it is a party.

(b)                                 Promptly upon receipt by the Issuer, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees and agents (each, for purposes of this Section 6.3(b), an “Indemnified Person”) of notice of the commencement of any Proceeding against any Indemnified Person, the Indemnified Person will, if a claim will be made against the Servicer under this Section 6.3, notify the Servicer of the commencement of the Proceeding.  The Servicer may participate in and assume the defense and settlement of any Proceeding at the Servicer’s expense.  No settlement of the Proceeding may be made without the approval of the Servicer and the Indemnified Person, which approvals will not be unreasonably withheld, delayed or conditioned.  The Servicer’s indemnification obligation will include the reasonable fees and expenses of counsel and the expenses of litigation.  After notice from the Servicer to the Indemnified Person of the Servicer’s intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and if the Servicer so assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Servicer will not be liable for any legal expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Servicer and the Indemnified Person, in which case the Servicer will pay for the separate counsel to the Indemnified Person.

(c)                                  For purposes of this Section 6.3, if the Servicer is terminated under Section 7.1 or if the Servicer resigns under Section 6.6, the Servicer will be deemed to continue to be the

Servicer until a Successor Servicer (other than the Indenture Trustee) has assumed the obligations of the Servicer in accordance with Section 7.2.

(d)                                 The Servicer’s obligations under this Section 6.3 for the period the Person was (or was deemed to be) the Servicer will survive the termination of or resignation by the Person as Servicer, the termination of this Agreement and the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of the Issuer.  If the Servicer makes any indemnity payments under this Section 6.3 and the Person to or on behalf of whom the payments are made later collects any of the amounts from others, the Person will promptly repay the amounts to the Servicer, without interest.

Section 6.4.                                 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer; Assignment to Affiliate.  Any Person (a) into which the Servicer is merged or consolidated, (b) resulting from any merger or consolidation to which the Servicer is a party, (c) succeeding to the business of the Servicer or (d) that is an Affiliate of the Servicer to whom the Servicer has assigned this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any document or any further act except those actions required under this Section 6.4.  Within 15 Business Days after any merger, consolidation, succession or assignment, that Person will (i) execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, (ii) deliver to the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation, succession or assignment and the agreement of assumption comply with this Section 6.4, (iii) deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) upon the later of the attachment of the security interest and the filing of the necessary financing statements, the security interest in favor of the Issuer in the Trust Property and the Indenture Trustee in the Collateral will be perfected or (B) no action is necessary to preserve and protect the security interest and (iv) provide notice of the merger, consolidation, succession or assignment to the Rating Agencies.

Section 6.5.                                 Delegation of Duties.  If Ford Credit acts as Servicer or Custodian, the Servicer or Custodian may without notice or consent delegate any or all of its duties under this Agreement to Ford Motor Company or any company or other business entity of which Ford Motor Company owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity.  The Servicer or Custodian may perform any of its duties through subcontractors.  No delegation or subcontracting will relieve the Servicer or Custodian of its responsibilities for the duties and the Servicer will remain primarily responsible for the duties.  The Servicer or Custodian will be responsible for the fees of any subcontractors.

Section 6.6.                                 Ford Credit Not to Resign as Servicer.  Neither Ford Credit nor any Successor Servicer will resign as Servicer under this Agreement except upon determining that the performance of its duties under this Agreement is no longer permissible under law.  Notice of any determination permitting the resignation of Ford Credit as Servicer or a Successor Servicer will be delivered to the Owner Trustee and the Indenture Trustee as soon as practicable (and, if not given in writing, will be confirmed in writing as soon as practicable).  Any determination permitting the resignation of Ford Credit as Servicer or a Successor Servicer will be evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee with or promptly following delivery of the notice.

Section 6.7.                                 Servicer May Own Notes.  The Servicer and any Affiliate of the Servicer, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate of the Servicer, except as otherwise provided in any Transaction Document.  Notes owned by or pledged to the Servicer or any Affiliate of the Servicer will have an equal and proportionate benefit under the Transaction Document, without preference, priority or distinction, except as otherwise provided in any Transaction Document.

ARTICLE VII
SERVICER TERMINATION

Section 7.1.                                 Servicer Termination Events.

(a)                                 The occurrence and continuation of any of the following events will be a “Servicer Termination Event”:

(i)             Any failure by the Servicer to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be delivered under this Agreement that continues for a period of five Business Days after the earlier of the date on which (x) notice of the failure is given to the Servicer by the Owner Trustee or the Indenture Trustee or (y) a Responsible Person of the Servicer learns of the failure, unless:

(1)         (A) the failure is caused by an event outside the control of the Servicer that the Servicer could not have avoided through the exercise of due care, (B) the failure does not continue for more than ten Business Days after the earlier of the date on which notice of the failure is given to the Servicer by the Owner Trustee or the Indenture Trustee or a Responsible Person of the Servicer learns of the failure, (C) during the period the Servicer uses all commercially reasonable efforts to perform its obligations under this Agreement and (D) the Servicer provides the Owner Trustee, the Indenture Trustee, the Depositor and the Noteholders with prompt notice of the failure that includes a description of the Servicer’s efforts to remedy the failure; or

(2)         (A) the failure would not reasonably be expected to, or upon investigation and quantification does not, result in the failure in paying or depositing an amount greater than 0.05% of the Note Balance of the Notes, and (B) the failure does not continue for more than (i) if the Servicer’s long-term debt is rated investment grade by all Rating Agencies, 90 days after a Responsible Person of the Servicer learns of the failure or (ii) if the Servicer’s long-term debt is not so rated, 90 days after the failure;

(ii)          Any failure by the Servicer to observe or to perform in any material respect any other covenants or agreements of the Servicer in this Agreement, which failure materially and adversely affects the rights of the Noteholders and continues for 90 days after the Servicer receives notice of the failure from the Owner Trustee, the

Indenture Trustee or the Noteholders of at least 25% of the Note Balance of the Controlling Class; or

(iii)       The occurrence of an Insolvency Event of the Servicer.

(b)                                 If a Servicer Termination Event occurs, the Issuer will promptly notify each Rating Agency.  Provided the Servicer Termination Event has not been remedied, either the Indenture Trustee or the Noteholders of a majority of the Note Balance of the Controlling Class (or, if no Notes are Outstanding, the Owner Trustee, at the direction of the holder of the Residual Interest), by notice to the Servicer and the Issuer (who will then promptly notify the Rating Agencies) (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders), may terminate all of the rights and obligations (other than those in Sections 6.2 and 6.3) of the Servicer under this Agreement.  Upon the receipt by the Servicer of the notice (or a later date as may be stated in the notice of termination), all authority and power of the Servicer under this Agreement will pass to and be vested in the Indenture Trustee or the Successor Servicer as may be appointed under Section 7.2.  In that event, the Indenture Trustee and the Owner Trustee are authorized to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the termination of the predecessor Servicer and to complete the transfer of the Receivables Files and related documents to the Indenture Trustee or the Successor Servicer or the successor Custodian.

(c)                                  Upon termination of the Servicer under this Section 7.1 or the Servicer’s resignation under Section 6.6, the predecessor Servicer will cooperate with the Indenture Trustee, the Owner Trustee and the Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including, as soon as practicable, the transfer to the Indenture Trustee or the Successor Servicer of all cash amounts that are held by the predecessor Servicer for deposit, or later received for a Receivable and the delivery of the Receivables Files and the accounts and records maintained by the Servicer.  In no event, however, will the Servicer be obligated to provide, license or assign its processes, procedures, models, servicing software or other applications to any Successor Servicer or any other third party, or provide anything covered by a restriction on transfer or assignment or a confidentiality agreement.  All reasonable costs and expenses (including attorneys’ fees) incurred by the Indenture Trustee, the Owner Trustee and the Successor Servicer associated with (i) the transition of servicing duties to the Successor Servicer and (ii) amending this Agreement to reflect a succession of the Servicer under this Section 7.1 will be paid by the predecessor Servicer upon presentation of reasonable documentation of the costs and expenses.

Section 7.2.                                 Appointment of Successor Servicer.

(a)                                 If the Servicer is terminated under Section 7.1, it will continue to perform its functions as Servicer under this Agreement until the date stated in the notice of termination.  If the Servicer resigns under Section 6.6, it will continue to perform its functions as Servicer under this Agreement until the earlier to occur of (i) the Indenture Trustee or a Successor Servicer assuming the responsibilities and obligations of Ford Credit as Servicer in accordance with this Section 7.2 and as the Administrator in accordance with Section 5.2 of the Administration

Agreement or (ii) the date upon which the Servicer is legally unable to act as Servicer as stated in the notice of resignation and accompanying Opinion of Counsel.

(b)                                 If the Servicer resigns or is terminated under this Agreement, the Indenture Trustee will (i) provide notice of the termination or resignation to the Issuer, and (ii) as promptly as possible, appoint an institution having a net worth of not less than $50,000,000 whose business includes the servicing of motor vehicle receivables, as the successor to the Servicer under this Agreement.  The successor will accept its appointment (including its appointment as Administrator under the Administration Agreement as in Section 7.2(d)) by (x) entering into a servicing agreement with the Issuer having substantially the same provisions as the provisions of this Agreement applicable to the Servicer, in a form acceptable to the Owner Trustee and the Indenture Trustee, and (y) delivering a copy of the servicing agreement to the Indenture Trustee and the Issuer (a “Successor Servicer”).  Promptly following a Successor Servicer’s acceptance of its appointment, the Indenture Trustee will notify the Issuer of the appointment, specifying in the notice the name and address of the Successor Servicer.

(c)                                  If no Person has accepted its appointment as Successor Servicer when the predecessor Servicer ceases to act as Servicer in accordance with this Section 7.2, the Indenture Trustee, without further action, will be automatically appointed the Successor Servicer.  However, if the Indenture Trustee is unwilling or legally unable to act as Successor Servicer, it will appoint, or petition a court of competent jurisdiction to appoint, an institution having a net worth of not less than $50,000,000 whose business includes the servicing of motor vehicle receivables, as successor.  The Indenture Trustee will be released from its duties and obligations as Successor Servicer on the date that a new servicer enters into a servicing agreement with the Issuer and delivers a copy of the servicing agreement to the Indenture Trustee and the Issuer as provided in Section 7.2(b).

(d)                                 Upon acceptance of its appointment as Successor Servicer, the Successor Servicer will (i) be the successor in all respects to the predecessor Servicer and will be subject to all of the responsibilities, duties and liabilities following the Successor Servicer’s appointment placed on the predecessor Servicer relating to the predecessor Servicer’s performance of its duties as Servicer and (ii) become the Administrator under the Administration Agreement in accordance with Section 5.2 of the Administration Agreement.

(e)                                  In connection with any appointment of a Successor Servicer, the Indenture Trustee may make the arrangements for the compensation of the Successor Servicer out of payments on Receivables as it and the Successor Servicer may agree; provided that no compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement.  The Indenture Trustee and the Successor Servicer will take action, consistent with this Agreement, as will be necessary to effectuate any succession.

(f)                                   If the Indenture Trustee succeeds to the Servicer’s duties as provided in Section 7.2(c), it will do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, Article VI of the Indenture will be inapplicable to the Indenture Trustee in its duties as Successor Servicer.  In case the Indenture Trustee becomes Successor Servicer under Section 7.2(c), the Indenture Trustee will be entitled to appoint as Servicer any one of its Affiliates;

provided that the Indenture Trustee, in its capacity as Successor Servicer, will be liable for the actions and omissions of the Affiliate in its capacity as Servicer.

Section 7.3.                                 Notification to Secured Parties and the Holder of the Residual Interest.  Upon any termination of the Servicer, or appointment of a Successor Servicer under this Article VII, the Indenture Trustee will promptly notify the Secured Parties and the Issuer (who will then promptly notify each Rating Agency), and the Owner Trustee will promptly notify the holder of the Residual Interest.

Section 7.4.                                 Waiver of Servicer Termination Events.  The Noteholders of a majority of the Note Balance of the Controlling Class or, if no Notes are Outstanding, the Owner Trustee, at the direction of the holder of the Residual Interest, may waive any Servicer Termination Event and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Bank Accounts in accordance with this Agreement that resulted in an Event of Default in the payment of principal or interest on any of the Notes (other than an Event of Default relating to failure to pay principal due only by reason of acceleration) under the Indenture.  Upon any waiver of a Servicer Termination Event, the Servicer Termination Event will cease to exist and will be deemed to have been remedied for every purpose under this Agreement.  No waiver will extend to any subsequent or other event or impair any right resulting from the waiver.  The Issuer will promptly notify the Rating Agencies of any waiver.

ARTICLE VIII
TERMINATION

Section 8.1.                                 Clean-Up Call.

(a)                                 If the Pool Balance is equal to or less than 5% of the Initial Pool Balance on the last day of any Collection Period, the Servicer has the option to purchase the Trust Property (other than the amounts in or invested in Permitted Investments maturing on or before the following Payment Date in the Trust Accounts).  The Servicer may exercise its option to purchase the Trust Property by (i) notifying the Indenture Trustee, the Owner Trustee and the Rating Agencies at least ten days before the Payment Date related to the Collection Period, and (ii) depositing into the Collection Account the purchase price for the Trust Property equal to the aggregate Principal Balance of the Receivables as of the last day of the prior Collection Period in immediately available funds by 10:00 a.m. (New York City time) on the Business Day prior to the Payment Date (or, with satisfaction of the Rating Agency Condition, on the Payment Date) related to the Collection Period.  However, the Servicer will not be permitted to purchase the Trust Property unless the sum of (i) the purchase price, (ii) the Collections in the Collection Account for the Collection Period and (iii) any Purchase Amounts paid by the Depositor or the Servicer for the Collection Period is greater than or equal to the sum of (A) the Note Balance of the Notes, and any accrued but unpaid interest and (B) all other amounts payable by the Issuer under the Transaction Documents, including all amounts due to the Indenture Trustee under the Indenture.

(b)                                 When the purchase price for the Trust Property is included in Available Funds for the Payment Date, the Issuer will be deemed to have sold and assigned to the Servicer as of the last day of the prior Collection Period all of the Issuer’s right, title and interest in and to the Trust

Property, including the Receivables and all security and documents relating to the Receivables.  The sale will not require any action by the Issuer and will be without recourse, representation or warranty by the Issuer except the representation that the Issuer owns the Receivables free and clear of any Liens, other than Permitted Liens.  Upon the sale, the Servicer will mark its receivables systems indicating that any receivables purchased under Section 8.1(a) are no longer Receivables, file UCC termination or amendment statements or take any other action necessary or appropriate to evidence the transfer of ownership of the purchased Receivables free from any Lien of the Issuer or the Indenture Trustee.  The Issuer, the Owner Trustee or the Indenture Trustee, as applicable, will execute the documents and instruments and any and all further instruments, including any authorizations to file UCC financing statement amendments, required or reasonably requested by the Servicer to effect the transfer.

Section 8.2.                                 Termination.  This Agreement (other than Sections 6.2 and 6.3) will terminate and be of no further force or effect upon the earlier to occur of (i) the last remaining Receivable is paid in full, settled, sold or charged off and any amounts received are applied or (ii) the termination of the Issuer in accordance with Section 8.1 of the Trust Agreement.

ARTICLE IX
MISCELLANEOUS PROVISIONS

Section 9.1.                                 Amendment.

(a)                                 Subject to Section 9.1(f), this Agreement may be amended by the Depositor, the Servicer and the Issuer, with ten Business Days’ prior notice by the Issuer to the Rating Agencies (and the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations will be materially and adversely affected, which consent may not be unreasonably withheld), but without the consent of any of the Noteholders subject to the following conditions:

(i)                                     the Depositor, the Servicer or the Issuer delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Notes; and

(ii)                                  the Depositor, the Servicer or the Issuer delivers an Opinion of Counsel to the Indenture Trustee and the Owner Trustee stating that the amendment will not (A) cause any Note to be deemed sold or exchanged for purposes of Section 1001 of the Code, (B) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes or (C) adversely affect the treatment of the Notes as debt for U.S. federal income tax purposes.

(b)                                 Subject to Section 9.1(f), this Agreement also may be amended by the Depositor, the Servicer and the Issuer, with ten Business Days’ prior notice by the Issuer to the Rating Agencies and with the consent of (i) the Indenture Trustee, to the extent that its rights or obligations will be materially and adversely affected by the amendment (which consent may not be unreasonably withheld), (ii) the Owner Trustee, to the extent that its rights and obligations will be materially and adversely affected by the amendment (which consent may not be unreasonably withheld) and (iii) the Noteholders of a majority of the Note Balance of each Class of the Notes Outstanding (with each Class voting separately, except that all Noteholders of the Class A Notes will vote together as a single class).

(c)                                  Notwithstanding anything else stated in Section 9.1(a) or (b), no amendment: may (i) (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, Collections or distributions that are required to be made for the benefit of the Secured Parties, (B) change the percentage of the Initial Pool Balance at which the Servicer may exercise its option to purchase the Trust Property under Section 8.1 or (C) reduce the percentage of the Note Balance of the Notes required to consent to any amendment, without the consent of all affected Noteholders or (ii) change the Specified Reserve Balance without receipt of the consent of all affected Noteholders.

(d)                                 Promptly upon the execution of any amendment in accordance with this Section 9.1, the Issuer will deliver a copy of the amendment to the Indenture Trustee and each Rating Agency, and the Indenture Trustee will notify the Noteholders of the substance of the amendment.

(e)                                  If the consent of the Owner Trustee, the Indenture Trustee or the Noteholders is required, they do not need to approve the particular form of any proposed amendment if their consent approves the substance of the proposed amendment.

(f)                                   Before executing any amendment to this Agreement, the Owner Trustee and the Indenture Trustee will be entitled to request, receive and rely upon an Opinion of Counsel delivered by the Depositor stating that the execution of the amendment is authorized or permitted by this Agreement.

Section 9.2.                                 Protection of Right, Title and Interest to the Trust Property.

(a)                                 The Depositor will file financing statements and continuation statements, in the manner and place required by law to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Secured Parties in the Trust Property.  The Depositor will deliver to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any financing statement and continuation statement promptly upon the document becoming available following filing.  The Depositor authorizes the Issuer and the Indenture Trustee to file any financing or continuation statements, and amendments to the statements, in all jurisdictions and with all filing offices as the Issuer or the Indenture may determine are necessary or advisable to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Trust Property.  The financing and continuation statements may describe the Trust Property in any manner as the Issuer or the Indenture Trustee may reasonably determine to ensure the perfection of the interest of the Issuer and the Indenture Trustee in the Trust Property.  The Issuer or the Indenture Trustee, as applicable, will deliver to the Depositor file-stamped copies of, or filing receipts for, any financing statement and continuation statement promptly upon the document becoming available following filing.

(b)                                 The (i) Depositor, the Issuer and the Indenture Trustee, if required or reasonably requested by the other or by the Owner Trustee or the Indenture Trustee and (ii) Owner Trustee, if required or reasonably requested by the Indenture Trustee, agree to do and perform any and all acts and to execute any and all further instruments to more fully effect the purposes of this Agreement.

(c)                                  Each of the Depositor and the Servicer will give the Owner Trustee and the Indenture Trustee at least 60 days’ prior notice of any change in its corporate structure, form of organization or jurisdiction of organization if, as a result of the relocation or change, Section 9-307 of the UCC could require the filing of a new financing statement or an amendment to a previously filed financing or continuation statement and will promptly file any new financing statement or amendment.  Each of the Depositor and the Servicer will maintain its chief executive office, and the Servicer will maintain each office from which it will service the Receivables, within the United States and will maintain its jurisdiction of organization in only one State.

(d)                                 Neither the Depositor nor the Servicer will change its name in any manner that could make any financing statement or continuation statement filed by the Depositor, the Issuer or the Indenture Trustee in accordance with Section 9.2(a) seriously misleading within the meaning of Section 9-506 of the UCC, unless it has given the Owner Trustee and the Indenture Trustee at least five days’ prior notice thereof and promptly files appropriate amendments to all previously filed financing statements.

(e)                                  On and after the Closing Date until a Receivable has been paid in full or repurchased, the Servicer will maintain its receivables systems to indicate clearly that the Receivable is owned by the Issuer and has been pledged to the Indenture Trustee under the Indenture.

(f)                                   At any time the Owner Trustee or the Indenture Trustee has reasonable grounds to believe that a list of all Receivables (by contract number) then included in the Trust Property is necessary in connection with the performance of its duties under any Transaction Document, the Owner Trustee or the Indenture Trustee may request a list from the Depositor and the Depositor will furnish the list to the Owner Trustee and the Indenture Trustee within 30 Business Days of the request.

(g)                                  The Depositor will, to the extent required by applicable law, cause the Notes to be registered with the Securities and Exchange Commission under Section 12(b) or Section 12(g) of the Exchange Act, within the time periods stated in the sections.

Section 9.3.                                 Notices.

(a)                                 All notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement must be in writing and will be deemed to have been given and made:

(i)                                     upon delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail;

(ii)                                  in the case of a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)                               in the case of an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)                              in the case of an electronic posting to a password-protected website to which the recipient has been provided access, upon delivery (without the requirement of confirmation of receipt) of an email to the recipient stating that the electronic posting has occurred.

Any notice, request, demand, consent or other communication must be delivered or addressed as on Schedule B to this Agreement or at another address as any party may designate by notice to the other parties.

(b)                                 Any notice required or permitted to be mailed to a Noteholder must be sent by overnight delivery, mailed by registered first class mail, postage prepaid, or sent by fax, to the address of the Person as shown in the Note Register.  Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been properly given, whether or not the Noteholder receives the notice.

Section 9.4.                                 Assignment by the Depositor or the Servicer.  Except as provided in Sections 6.4, 6.6 and 7.2, this Agreement may not be assigned by the Depositor or the Servicer without the prior consent of the Owner Trustee, the Indenture Trustee, the holder of the Residual Interest and the Noteholders of at least 66-2/3% of the Note Balance of the Notes.

Section 9.5.                                 Third-Party Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties to this Agreement. The Owner Trustee and the Indenture Trustee for the benefit of the Secured Parties will be third-party beneficiaries of this Agreement entitled to enforce this Agreement against the Depositor and the Servicer.  Except as otherwise provided in this Agreement, no other Person will have any right or obligation under this Agreement.

Section 9.6.                                 GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9.7.                                 Submission to Jurisdiction.  The parties submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement. The parties irrevocably waive, to the fullest extent they may do so, any objection that they may now or hereafter have to the laying of the venue of any proceeding brought in one of those courts and any claim that any proceeding brought in one of those courts has been brought in an inconvenient forum.

Section 9.8.                                 WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 9.9.                                 Severability.  If any of the covenants, agreements or terms of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining covenants, agreements or terms of this Agreement and will in no way affect the validity, legality or enforceability of the remaining Agreement.

Section 9.10.                          Counterparts.  This Agreement may be executed in any number of counterparts.  Each counterpart will be an original, and all counterparts will together constitute one and the same instrument.

Section 9.11.                          Headings.  The headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of this Agreement.

Section 9.12.                          No Waiver; Cumulative Remedies.  No failure or delay of the Owner Trustee, the Indenture Trustee or the Noteholders in exercising any power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of any power, right or remedy precludes any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies provided in this Agreement are in addition to any powers, rights and remedies provided by law.

Section 9.13.                          Agent for Service.

(a)                                 The agent for service of the Depositor for this Agreement will be the person holding the office of Corporate Secretary of the Depositor, at the following address:

Ford Credit Auto Receivables Two LLC
c/o Ford Motor Credit Company LLC
World Headquarters, Suite 802-A3
One American Road
Dearborn, Michigan 48126
Attention: Securitization Operations Supervisor
Telephone: (313) 594-3495
Fax: (313) 390-4133

(b)                                 The agent for service of the Servicer for this Agreement will be the person holding the office of Corporate Secretary of the Servicer, at the following address:

Ford Motor Credit Company LLC
One American Road
Suite 2411, Office 212-016
Dearborn, Michigan 48126
Attention:  Corporate Secretary
Telephone: (313) 322-1200
Fax:  (313) 337-1160

Section 9.14.                          No Petition.  The Owner Trustee, the Indenture Trustee, the Issuer and the Servicer each covenants and agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (b) the Notes, it will not institute against, or join any other Person in instituting against, the Depositor or the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or State bankruptcy or similar law.  This Section 9.14 will survive the resignation or removal of the Owner Trustee under the Trust Agreement or the Indenture Trustee under the Indenture and the termination of this Agreement.

Section 9.15.                          Tax Treatment of the Notes. .  Each of the Depositor and the Servicer agree to treat the Notes as indebtedness for U.S. federal income, State and local income and franchise tax purposes.

Section 9.16.                          Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)                                 Notwithstanding anything in this Agreement to the contrary, this Agreement has been countersigned by U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee of the Issuer and in no event will U.S. Bank Trust National Association in its individual capacity or, except as provided in the Trust Agreement, as Owner Trustee of the Issuer, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement or in any of the certificates, notices or agreements delivered under this Agreement.  For all purposes of this Agreement, in the performance of its duties or obligations under this Agreement or in the performance of any duties or obligations of the Issuer under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, Articles V, VI and VII of the Trust Agreement.

(b)                                 Notwithstanding anything in this Agreement to the contrary, this Agreement has been accepted by The Bank of New York Mellon, not in its individual capacity but solely as Indenture Trustee, and in no event will The Bank of New York Mellon have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement or in any of the certificates, notices or agreements delivered under this Agreement.

[Remainder of Page Intentionally Left Blank]

EXECUTED BY:

FORD CREDIT AUTO RECEIVABLES TWO LLC,
as Depositor

By:
	Name:	Susan J. Thomas
	Title:	Secretary

FORD CREDIT AUTO OWNER TRUST 2015-A,
as Issuer

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner
Trustee of Ford Credit Auto Owner Trust 2015-A

By:
Name:
Title:

FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:
	Name:	Samuel P. Smith
	Title:	Assistant Treasurer

[Signature Page to Sale and Servicing Agreement]

AGREED AND ACCEPTED BY:

THE BANK OF NEW YORK MELLON,
not in its individual capacity
but solely as Indenture Trustee

By:
Name:
Title:

U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Owner Trustee

By:
Name:
Title:

FORD MOTOR CREDIT COMPANY LLC,
as Custodian

By:
	Name:	Samuel P. Smith
	Title:	Assistant Treasurer

[Signature Page to Sale and Servicing Agreement]

Schedule A

Schedule of Receivables

Delivered to Indenture Trustee on My Docs at Closing

SA-1

Schedule B

Notice Addresses

1.                                      If to Ford Credit, in its individual capacity or as Servicer, Custodian, Administrator or Sponsor under the Purchase Agreement:

Ford Motor Credit Company LLC

c/o Ford Motor Company

World Headquarters, Suite 802-A3

One American Road

Dearborn, Michigan 48126

Attention:  Securitization Operations Supervisor

Telephone:  (313) 594-3495

Fax:  (313) 390-4133

With a copy to:

Ford Motor Credit Company LLC

One American Road

Suite 2411, Office 212-016

Dearborn, Michigan 48126

Attention:  Corporate Secretary

Telephone:  (313) 323-1200

Fax:  (313) 337-1160

2.                                      If to the Depositor:

Ford Credit Auto Receivables Two LLC

c/o Ford Motor Company

World Headquarters, Suite 802-A3

One American Road

Dearborn, Michigan 48126

Attention:  Ford Credit SPE Management Office

Telephone:  (313) 594-3495

Fax:  (313) 390-4133

With a copy to:

Ford Motor Credit Company LLC

One American Road

Suite 2411, Office 212-016

Dearborn, Michigan 48126

Attention:  Corporate Secretary

Telephone:  (313) 323-1200

Fax:  (313) 337-1160

SB-1

3.                                      If to the Issuer:

c/o the Owner Trustee at the Corporate Trust Office of the Owner Trustee

With copies to:

Ford Motor Credit Company LLC

c/o Ford Motor Company

World Headquarters, Suite 802-A3

One American Road

Dearborn, Michigan 48126

Attention:  Ford Credit SPE Management Office

Telephone:  (313) 594-3495

Fax:  (313) 390-4133

and

Ford Motor Credit Company LLC

One American Road

Suite 2411, Office 212-016

Dearborn, Michigan 48126

Attention:  Corporate Secretary

Telephone:  (313) 323-1200

Fax:  (313) 337-1160

4.                                      If to the Owner Trustee, at the Corporate Trust Office of the Owner Trustee

5.                                      If to the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee;

6.                                      If to Fitch:

Fitch Ratings, Inc.

1 State Street Plaza

New York, New York 10004
Attention:  Asset Backed Surveillance

Telephone:  (212) 908-0500

Fax:  (212) 514-9897

7.                                      If to Moody’s:

Moody’s Investors Service, Inc.

7 World Trade Center

250 Greenwich Street

New York, New York 10007

Attention:  Asset Finance Group — 24th Floor

Telephone:  (212) 553-0300

Fax:  (212) 298-6834

SB-2

Appendix A

USAGE AND DEFINITIONS

FORD CREDIT AUTO OWNER TRUST 2015-A

Usage

The following rules of construction and usage apply to this Appendix, any agreement that incorporates this Appendix and any document made or delivered under any agreement:

(a)                                 The term “documents” includes any and all documents, agreements, instruments, certificates, notices, reports, statements or other writings however evidenced, whether in electronic or physical form.

(b)                                 Accounting terms not defined or not completely defined in this Appendix will be construed in conformity with generally accepted accounting principles, international financial reporting standards or other applicable accounting principals as in effect in the United States on the date of the document that incorporates this Appendix.

(c)                                  References to “Article,” “Section,” “Exhibit,” “Schedule,” “Appendix” or another subdivision of or to an attachment are, unless otherwise stated, to an article, section, exhibit, schedule, appendix or subdivision of or an attachment to the document in which the reference appears.

(d)                                 Any document defined or referred to in this Appendix or in any document that incorporates this Appendix means that document as from time to time amended, modified, supplemented or replaced, including by waiver or consent, and includes all attachments to and instruments incorporated in the document.

(e)                                  Any statute defined or referred to in this Appendix or in any document that incorporates this Appendix means the statute as from time to time amended, modified, supplemented or replaced, including by succession of comparable successor statutes, and includes any rules and regulations promulgated under the statute and any judicial and administrative interpretations of the statute.

(f)                                   Calculation of any amount on or as of any date will be determined at or as of the close of business on that day after the application of any monies, payments and other transactions to be applied on that day, except that calculations as of the Cutoff Date will be determined as of the open of business on that day prior to the application of any monies, payments and other transactions to be applied on that day.

(g)                                  In the computation of periods of time from a stated date to a later stated date, the word “from” means “from and including,” the word “to” means “to but excluding” and the word “through” means “to and including.”

(h)                                 All terms defined in this Appendix apply to the singular and plural forms of the terms and the term “including” means “including without limitation.”

(i)                                     References to a Person are also to its permitted successors and assigns.

(j)                                    References to a month or year are, unless otherwise stated, to a calendar month or calendar year, as applicable.

Definitions

“Accrued Note Interest” means, for a Class and a Payment Date, the sum of the Note Monthly Interest and the Note Interest Shortfall.

“Act of Noteholders” has the meaning stated in Section 11.3(a) of the Indenture.

“Adjusted Pool Balance” means, on the Closing Date, an amount equal to:

(a)                                 the Initial Pool Balance; minus

(b)                                 the Yield Supplement Overcollateralization Amount for the Closing Date;

and means, on a Payment Date, an amount (not less than zero) equal to:

(a)                                 the Pool Balance as of the last day of the prior Collection Period; minus

(b)                                 the Yield Supplement Overcollateralization Amount for the Payment Date.

“Administration Agreement” means the Administration Agreement, dated as of the Cutoff Date, among the Administrator, the Issuer and the Indenture Trustee.

“Administrator” means Ford Credit, in its capacity as administrator under the Administration Agreement.

“Affiliate” means, for a Person, any other Person controlling, controlled by or under common control with the first Person.  For the purposes of this definition, “control” when used for any Person means the power to direct the management and policies of the Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Amount Financed” means, for a Receivable, the amount financed by the Obligor for the purchase of the Financed Vehicle, the purchase of service contracts, physical damage, credit life and disability insurance and similar products, prior balances on trade-in vehicles and other related fees and charges.

“Annual Percentage Rate” or “APR” of a Receivable means the annual rate of finance charges stated in the Receivable or in any federal Truth In Lending Act correction notice related to the Receivable.

“Applicable Tax State” means the State in which the Owner Trustee maintains its Corporate Trust Office, the State in which the Owner Trustee maintains its principal executive offices and the State of Michigan.

“Authenticating Agent” has the meaning stated in Section 2.12(a) of the Indenture.

“Available Funds” means, for a Payment Date, the sum of the following amounts for the Payment Date:

(a)                                 Collections for the related Collection Period in the Collection Account; plus

(b)                                 Purchase Amounts received on Receivables that became Purchased Receivables during the related Collection Period; plus

(c)                                  any amounts deposited by the Servicer to purchase the Trust Property on the Payment Date under Section 8.1 of the Sale and Servicing Agreement; plus

(d)                                 the Reserve Account Draw Amount.

“Bank Accounts” means the Reserve Account, the Collection Account and the Principal Payment Account.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

“Book-Entry Note” means a beneficial interest in any of the Notes issued in book-entry form under Section 2.10 of the Indenture.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to close.

“Calculation Agent” has the meaning stated in Section 3.19 of the Indenture.

“Certificate of Formation” means the Amended and Restated Certificate of Formation of the Depositor or the Certificate of Formation of Ford Credit, as amended, as the context requires.

“Certificate of Trust” means the Certificate of Trust of Ford Credit Auto Owner Trust 2015-A.

“Class” means the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes or the Class D Notes, as applicable.

“Class A Notes” means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

“Class A-1 Notes” means the $359,200,000 Class A-1 0.32000% Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class A-2 Notes” means the Class A-2a Notes and the Class A-2b Notes.

“Class A-2a Notes” means the $215,000,000 Class A-2a 0.81% Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class A-2b Notes” means the $331,400,000 Class A-2b Floating Rate Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class A-3 Notes” means the $483,000,000 Class A-3 1.28% Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class A-4 Notes” means the $111,780,000 Class A-4 1.64% Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class B Notes” means the $47,380,000 Class B 2.03% Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit B to the Indenture.

“Class C Notes” means the $31,590,000 Class C 2.20% Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit B to the Indenture.

“Class D Notes” means the $31,590,000 Class D 2.70% Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit B to the Indenture.

“Clearing Agency” means an organization registered as a “clearing agency” under Section 17A of the Exchange Act.

“Closing Date” means March 24, 2015.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means (a) the Trust Property, (b) the Issuer’s rights under the Sale and Servicing Agreement, (c) all present and future claims, demands, causes of action and choses in action for the foregoing and (d) all payments on or under and all proceeds of the foregoing; but excluding, the Trust Distribution Account (if established) and all funds in the Trust Distribution Account, if any.

“Collection Account” means the account or accounts established and maintained under Section 4.1(a) of the Sale and Servicing Agreement.

“Collection Period” means each month, beginning with the Cutoff Date.  For any Payment Date or for purposes of determining the Principal Balance, Pool Balance or Note Pool Factor, the related Collection Period means the Collection Period prior to (a) the Payment Date or (b) the month in which the Principal Balance, Pool Balance or Note Pool Factor is determined.

“Collections” means, for a Collection Period, all amounts received and applied by the Servicer on the Receivables during that Collection Period, including, without duplication:

(a)                                 payments received from Obligors; plus

(b)                                 payments received on behalf of Obligors, including amounts under physical damage, credit life and disability insurance; plus

(c)                                  partial prepayments due to refunds of cancelled items originally included in the Amount Financed, including service contracts, physical damage, credit life and disability insurance and similar products; plus

(d)                                 Liquidation Proceeds; plus

(e)                                  Recoveries;

but excluding

(a)                                 amounts constituting the Supplemental Servicing Fee; plus

(b)                                 amounts on any Receivable for which the Purchase Amount is included in the Available Funds for the following Payment Date.

“Control Agreement” means the Account Control Agreement, dated as of the Cutoff Date, among the Issuer, as grantor, the Indenture Trustee, as secured party, and The Bank of New York Mellon, in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC.

“Controlling Class” means (a) the Outstanding Class A Notes, (b) if no Class A Notes are Outstanding, the Outstanding Class B Notes, (c) if no Class B Notes are Outstanding, the Outstanding Class C Notes and (d) if no Class C Notes are Outstanding, the Outstanding Class D Notes.

“Corporate Trust Office” means,

(a)                                 for the Owner Trustee:

300 Delaware Avenue, 9th Floor
Wilmington, Delaware  19801
Attention: Corporate Trust Services
Telephone:  (302) 576-3704
Fax:  (302) 576-3717

or at another address in the State of Delaware as the Owner Trustee may designate by notice to the Indenture Trustee, the Administrator and the Depositor, and

(b)                                 for the Indenture Trustee:

101 Barclay Street
Floor 4 West
New York, New York  10286

Attention:                                         Structured Finance Services — Asset Backed Securities
Ford Credit Auto Owner Trust 2015-A

Telephone:  (212) 815-5331
Fax:  (212) 815-8091

or at another address as the Indenture Trustee may designate by notice to the Owner Trustee and the Administrator.

“Credit and Collection Policy” means the credit and collection policies and procedures of Ford Credit relating to retail installment sale contracts originated or purchased and serviced by Ford Credit as they may change from time to time.

“Custodian” has the meaning stated in Section 2.5 of the Sale and Servicing Agreement.

“Cutoff Date” means March 1, 2015.

“Dealer” means the seller of a Financed Vehicle, originator of the Receivable and seller of the Receivable to Ford Credit.

“Dealer Recourse” means all recourse rights against the originating Dealer on a Receivable.

“Default” means any occurrence that with notice or the lapse of time or both would become an Event of Default.

“Definitive Notes” has the meaning stated in Section 2.11 of the Indenture.

“Delaware Limited Liability Company Act” means Chapter 18 of Title 6 of the Delaware Code.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code.

“Delinquent” means a Receivable on which more than $49.99 of the scheduled payment required to be paid by the Obligor is past due.

“Depositor” means Ford Credit Auto Receivables Two LLC.

“DTC Letter” means the letter of representations for the Notes, dated March 24, 2015 between the Issuer and The Depository Trust Company.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Event of Default” has the meaning stated in Section 5.1(a) of the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934.

“Final Scheduled Payment Date” means, for each Class, the Payment Date specified below:

Class	Final Scheduled Payment Date
Class A-1	April 15, 2016
Class A-2a	January 15, 2018
Class A-2b	January 15, 2018
Class A-3	September 15, 2019
Class A-4	June 15, 2020
Class B	August 15, 2020
Class C	November 15, 2020
Class D	September 15, 2021

“Financed Vehicle” means a new or used car, light truck or utility vehicle and all related accessories securing an Obligor’s indebtedness under a Receivable.

“First Priority Principal Payment” means, for a Payment Date, the greater of:

(a)                                 an amount (not less than zero) equal to the Note Balance of the Class A Notes as of the prior Payment Date (or, in the case of the initial Payment Date, as of the Closing Date) minus the Adjusted Pool Balance; and

(b)                                 on and after the Final Scheduled Payment Date of any Class A Notes, the Note Balance of the Class A Notes.

“Floating Rate Notes” means the Class A-2b Notes.

“Fitch” means Fitch Ratings, Inc.

“Ford Credit” means Ford Motor Credit Company LLC, a Delaware limited liability company.

“Grant” means to mortgage, pledge, assign and to grant a lien upon and a security interest in the relevant property.

“Indemnified Person” has the meaning stated in Section 6.7(c) of the Indenture, Section 6.3(b) of the Sale and Servicing Agreement and Section 7.2(b) of the Trust Agreement, as applicable.

“Indenture” means the Indenture, dated as of the Cutoff Date, between the Issuer and the Indenture Trustee.

“Indenture Trustee” means The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture.

“Independent” means that the relevant Person (a) is independent of the Issuer, the Depositor and their Affiliates, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, the Depositor or their Affiliates and (c) is not an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions of or for the Issuer, the Depositor or their Affiliates.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under Section 11.1 of the Indenture, signed by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and stating that the signer has read the definition of “Independent” and that the signer is Independent.

“Initial Pool Balance” means $1,669,398,082.33, the aggregate Principal Balance of the Receivables as of the Cutoff Date.

“Insolvency Event” means, for a Person, (a) the making of a general assignment for the benefit of creditors, (b) the filing of a voluntary petition in bankruptcy, (c) being adjudged bankrupt or insolvent, or having had an order entered against the Person for relief in any bankruptcy or insolvency proceeding, (d) the filing by the Person of a petition or answer seeking reorganization, liquidation, dissolution or similar relief under any statute, law or regulation, (e) seeking, consenting to or acquiescing in the appointment of a trustee, liquidator, receiver or similar official of the Person or of all or any substantial part of the Person’s assets, (f) the failure to obtain dismissal or a stay within 60 days of the commencement of or the filing by the Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Person in any proceeding against the Person seeking (i) reorganization, liquidation, dissolution or similar relief under any statute, law or regulation or (ii) the appointment of a trustee, liquidator, receiver or similar official of the Person or of all or any substantial part of the Person’s assets or (g) the failure by the Person generally to pay its debts as they become due.

“Interest Period” means, for a Payment Date, (a) for the Class A-1 and Class A-2b Notes, from the prior Payment Date to the Payment Date (or from the Closing Date to April 15, 2015, in the case of the first Payment Date) and (b) for each other Class, from the 15th day of the month prior to the Payment Date to the 15th day of the month in which the Payment Date occurs (or from the Closing Date to April 15, 2015 in the case of the first Payment Date).

“Investment Company Act” means the Investment Company Act of 1940.

“Issuer” means Ford Credit Auto Owner Trust 2015-A, a Delaware statutory trust.

“Issuer Order” and “Issuer Request” has the meaning stated in Section 11.1(a) of the Indenture.

“LIBOR” means, with respect to any Interest Period, the following rate, as determined by the Calculation Agent:

(i)                                     the rate for U.S. dollar deposits for a period of one month which appears on the Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the LIBOR Determination Date; and

(ii)                                  if the rate does not appear on the Reuters Screen LIBOR01 Page, the rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the LIBOR Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month starting on the LIBOR Determination Date and in a principal amount of at least U.S.$1,000,000, the Calculation Agent will request the principal London office of each of the LIBOR Reference Banks to quote its rate.  If at least two quotes are provided, the rate will be the arithmetic mean of the quotations.  If fewer than two quotes are provided as requested, the rate will be the arithmetic mean of the rates quoted by three major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that LIBOR Determination Date for loans in U.S. Dollars to leading European banks for a period of one month starting on the LIBOR Determination Date and in a principal amount of at least U.S.$1,000,000.  However, if the banks selected by the Calculation Agent are not quoting rates, LIBOR for the Interest Period will be the same as LIBOR for the immediately preceding Interest Period.

“LIBOR Determination Date” means, the date that is two London Banking Days before the first day of the applicable Interest Period.

“LIBOR Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.

“Lien” means a security interest, lien, charge, pledge or encumbrance.

“Limited Liability Company Agreement” means the Amended and Restated Limited Liability Company Agreement of the Depositor, dated as of March 1, 2001, executed by Ford Credit, as sole member; or the Limited Liability Company Agreement of Ford Credit, dated as of April 30, 2007 and effective on May 1, 2007, as the context requires.

“Liquidated Receivable” means a Receivable for which the Servicer has received and applied the proceeds of a sale by auction or other disposition of the Financed Vehicle.

“Liquidation Proceeds” means, for a Collection Period and any Liquidated Receivable and any other Receivable that is charged off during that Collection Period in accordance with the Credit and Collection Policy, an amount equal to:

(a)                                 all amounts received and applied by the Servicer for the Receivable from whatever source, whether allocable to interest or principal, during the Collection Period; minus

(b)                                 Recoveries for the Receivable; minus

(c)                                  the sum of any amounts expended by the Servicer for the account of the related Obligor in accordance with the Credit and Collection Policy, including collection expenses and all amounts paid to third parties in connection with the repossession, transportation, reconditioning and disposition of the Financed Vehicle; minus

(d)                                 any amounts required by law or under the Credit and Collection Policy to be paid to the Obligor.

“London Banking Day” means any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

“Monthly Deposit Required Ratings” has the meaning stated in Section 4.3(a) of the Sale and Servicing Agreement.

“Monthly Investor Report” has the meaning stated in Section 3.4(a) of the Sale and Servicing Agreement.

“Moody’s” means Moody’s Investors Service, Inc.

“Note Balance” means, for a Note or Class, the initial aggregate principal amount of the Note or Class minus all amounts distributed on the Note or Class that is allocable to principal.

“Noteholder” means the Person in whose name a Note is registered on the Note Register.

“Note Interest Rate” means, for each Class, the interest rate per annum stated below:

Class	Note Interest Rate
Class A-1	0.32000%
Class A-2a	0.81%
Class A-2b	one month LIBOR + 0.25%
Class A-3	1.28%
Class A-4	1.64%
Class B	2.03%
Class C	2.20%
Class D	2.70%

“Note Interest Shortfall” means, for a Class and a Payment Date, an amount equal to the excess, if any, of the Accrued Note Interest for the prior Payment Date for the Class over the amount of interest that was paid to the Noteholders of that Class on the prior Payment Date, together with interest on the excess amount, to the extent lawful, at the Note Interest Rate for the Class for that Interest Period.

“Note Monthly Interest” means, for a Class and a Payment Date, the aggregate amount of interest accrued on the Note Balance of the Class at the Note Interest Rate for the Class for that Interest Period.

“Note Owner” means, for a Book-Entry Note, the Person who is the beneficial owner of a Book-Entry Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with the Clearing Agency (as a direct participant or as an indirect participant, in each case in accordance with the rules of the Clearing Agency).

“Note Paying Agent” means the Indenture Trustee and any other Person appointed as Note Paying Agent under Section 2.13 of the Indenture.

“Note Pool Factor” means, for a Class and a Payment Date, a seven-digit decimal figure equal to the Note Balance of the Class after giving effect to any principal payments to be made on the Class on that Payment Date divided by the initial Note Balance of the Class.

“Note Register” and “Note Registrar” have the meanings stated in Section 2.4 of the Indenture.

“Noteholder” means the Person in whose name a Note is registered on the Note Register.

“Notes” means the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, collectively.

“Obligor” means the purchaser or co-purchasers of the Financed Vehicle or any guarantor or other Person who owes payments under the Receivable (not including any Dealer for Dealer Recourse).

“Officer’s Certificate” means (a) for the Issuer, a certificate signed by a Responsible Person of the Issuer and (b) for the Depositor or the Servicer, a certificate signed by any officer of the Depositor or the Servicer, as applicable.

“Opinion of Counsel” means a written opinion of counsel which counsel is reasonably acceptable to the Indenture Trustee, the Owner Trustee and the Rating Agencies, as applicable.

“Other Assets” means any assets or interests in any assets (other than the Trust Property) conveyed or purported to be conveyed by the Depositor to any Person other than the Issuer, whether by way of a sale, capital contribution, the Grant of a Lien or otherwise.

“Outstanding” means, as of any date, all Notes authenticated and delivered under the Indenture on or before that date except (a) Notes that have been cancelled by the Note Registrar or delivered to the Note Registrar for cancellation, (b) Notes or portions of Notes to the extent an amount necessary to pay all or a portion of those Notes has been deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of those Notes on or before that date; provided that if those Notes are to be redeemed, notice of the redemption has been given under the Indenture or provision for the notice has been made in a manner satisfactory to the Indenture Trustee and (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture unless proof satisfactory to the Indenture Trustee is presented that any Notes are held by a bona fide purchaser; provided that in determining whether (i) Noteholders evidencing the required Note Balance have given any request, demand, authorization, direction, notice, consent or waiver under any Transaction Document, Notes owned by the Issuer, the Depositor, the Servicer or their Affiliates will be deemed not to be Outstanding and (ii) the Indenture Trustee is protected in relying on any request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Person of the Indenture Trustee knows to be so owned will be deemed not to be Outstanding; provided, however, that, notwithstanding the foregoing, Notes owned by the Issuer, the Depositor, the Servicer or their Affiliates will be treated as Outstanding if (A) no other Notes remain Outstanding or (B) those Notes have been pledged in good faith and the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right to act for those Notes and that the pledgee is not the Issuer, the Depositor, the Servicer or their Affiliates.

“Owner Trustee” means U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

“Payment Date” means the 15th day of each month or, if not a Business Day, the next Business Day, beginning in the first full month after the Closing Date.

“Permitted Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form that evidence:

(a)                                 direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States;

(b)                                 demand deposits, time deposits, certificates of deposit or bankers’ acceptances of any depository institution or trust company (i) incorporated under the laws of the United States or any State or any United States branch or agency of a foreign bank, (ii) subject to supervision and examination by federal or State banking or depository institution authorities and (iii) that at the time the investment or contractual commitment to invest is made, the commercial paper or other short-term unsecured debt obligations (other than obligations with a rating based on the credit of a Person other than the depository institution or trust company) of the depository institution or trust company have the Required Rating;

(c)                                  commercial paper, including asset-backed commercial paper, having, at the time the investment or contractual commitment to invest is made, the Required Rating;

(d)                                 investments in money market funds having, at the time the investment or contractual commitment to invest is made, a rating in the highest investment grade category from each of the Rating Agencies (including funds for which the Indenture Trustee or the Owner Trustee or any of their Affiliates is investment manager or advisor);

(e)                                  repurchase obligations for any security that is a direct non-callable obligation of, or fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

(f)                                   any other investment that satisfied the Rating Agency Condition.

“Permitted Lien” means a tax, mechanics’ or other Lien that attaches by operation of law, or any security interest of the Depositor in the Purchased Property under the Purchase Agreement, the Issuer in the Trust Property under the Sale and Servicing Agreement or the Indenture Trustee in the Collateral under the Indenture.

“Person” means any legal person, including any corporation, natural person, joint venture, limited liability company, partnership, trust, business trust, association, government, any department or agency of any government or any other entity of whatever nature.

“Pool Balance” means, on the last day of a Collection Period, an amount equal to the aggregate Principal Balance of the Receivables as of that day, excluding Purchased Receivables.

“Preliminary Prospectus” means the preliminary prospectus supplement, dated March 12, 2015, to the Depositor’s prospectus, dated March 12, 2015.

“Principal Balance” means, for a Receivable as of the last day of a month, an amount (not less than zero) equal to:

(a)                                 the Amount Financed; minus

(b)                                 the portion of all amounts applied on or prior to that date allocable to principal; minus

(c)                                  Realized Losses.

“Principal Payment Account” means the account established and maintained under Section 4.1(b) of the Sale and Servicing Agreement.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding, or governmental investigation.

“Prospectus” means (a) the final prospectus supplement, dated March 17, 2015, to the Depositor’s prospectus, dated March 12, 2015, relating to the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes and (b) the final offering memorandum, dated March 17, 2015, relating to the Class A-1 Notes.

“Purchase Agreement” means the Purchase Agreement, dated as of the Cutoff Date, between the Sponsor and the Depositor.

“Purchase Amount” means, for a Receivable for which the Purchase Amount is to be included in Available Funds for a Payment Date, the Principal Balance of the Receivable as of the last day of the second prior Collection Period plus 30 days of interest at the applicable APR or, if the Receivable has been charged off, an amount equal to the Realized Loss on the Receivable minus any Recoveries through the last day of the prior Collection Period.

“Purchased Property” means (a) the Receivables, (b) all amounts received and applied on the Receivables on or after the Cutoff Date, (c) the security interests in the Financed Vehicles granted by Obligors under the Receivables and any other interest of Ford Credit in the Financed Vehicles, (d) rights to receive proceeds from claims on any physical damage, credit life, credit disability or other insurance covering the Financed Vehicles or Obligors, (e) Dealer Recourse for the Receivables, (f) the applicable Receivables Files, (g) all property securing the Receivables, (h) rebates of premiums and other amounts relating to insurance and other items financed under the Receivables in effect as of the Cutoff Date, (i) all present and future claims, demands, causes of action and choses in action for any of the foregoing and (j) all payments on or under and all proceeds for any of the foregoing.

“Purchased Receivable” means, for a Collection Period, a Receivable (a) purchased by the Servicer under Section 3.2(a) of the Sale and Servicing Agreement, (b) repurchased by the Depositor under Section 2.4(a) of the Sale and Servicing Agreement or (c) repurchased by Ford Credit under Section 3.3(a) of the Purchase Agreement and for which, in each case, the Purchase Amount is included in Available Funds for the related Payment Date.

“QIB” has the meaning stated in Section 2.4 of the Indenture.

“Qualified Institution” means (a) any bank or depository institution organized under the laws of the United States or any State or any United States branch or agency of a foreign bank or depository institution that (i) is subject to supervision and examination by federal or State banking authorities, (ii) has a short-term deposit rating of “F1+” from Fitch (if rated by Fitch) and “P-1” from Moody’s, (iii) if the institution holds any Bank Accounts other than as segregated trust accounts and the deposits are to be held in the accounts more than 30 days, has a long-term unsecured debt rating or issuer rating of at least “A” from Fitch (if rated by Fitch) and (iv) if the institution is organized under the laws of the United States, whose deposits are insured by the Federal Deposit Insurance Corporation or (b) the corporate trust department of any bank or depository institution organized under the laws of the United States or any State or any United States branch or agency of a foreign bank or depository institution that is subject to supervision and examination by federal or State banking authorities that (x) is authorized under those laws to act as a trustee or in any other fiduciary capacity and (y) has a long-term deposit rating of at least “A” from Fitch (if rated by Fitch) and at least “Baa3” from Moody’s.

“Rating Agency” means, as of any date, each nationally recognized statistical rating organization that has been engaged by the Depositor to provide a rating on the Notes and is then rating the Notes.

“Rating Agency Condition” means, for an action or request, (a) for Fitch, the Issuer has given ten days’ prior written notice to Fitch and Fitch has not notified the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee before the end of the ten day period in writing that the action or request will result in a downgrade or withdrawal of its then current rating on any of the Notes and (b) for Moody’s, that (i) except as provided in clause (ii), the Issuer has given ten days’ prior written notice to Moody’s and Moody’s has not notified the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that the action will result in a downgrade or withdrawal of the then current rating on any of the Notes, and (ii) in the case of an action described in clause (f) of the definition of “Permitted Investments” or in connection with the payment of amounts on the related Payment Date under the Sale and Servicing Agreement, including Section 3.2 or 4.3, Moody’s has notified the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that the action or request will not result in a reduction or withdrawal of its then current rating of the Notes.

“Realized Loss” means, for a Receivable that is charged off by the Servicer in accordance with the Credit and Collection Policy, an amount (not less than zero) equal to:

(a)                                 the Principal Balance of the Receivable as of the last day of the Collection Period prior to the Collection Period in which the Receivable is charged off; minus

(b)                                 any Liquidation Proceeds received in the Collection Period in which the Receivable is charged off.

“Receivable” means, for any Collection Period, any retail installment sale contract or finance contract listed on the Schedule of Receivables, excluding any contract that (a) became a Purchased Receivable during a prior Collection Period or (b) was a charged off Receivable sold under Section 3.3 during a prior Collection Period.

“Receivables Files” has the meaning stated in Section 2.5 of the Sale and Servicing Agreement.

“Record Date” means, for a Payment Date and a Book-Entry Note, the close of business on the day before the Payment Date and, for a Payment Date and a Definitive Note, the last day of the month prior to the month in which the Payment Date occurs.

“Recoveries” means, for a Receivable that has been charged off in accordance with the Credit and Collection Policy (whether or not the Receivable is a Liquidated Receivable) and a Collection Period, an amount equal to:

(a)                                 all amounts received and applied by the Servicer during the Collection Period for the Receivable from whatever source, whether allocable to interest or principal, after the date it was charged off; minus

(b)                                 the sum of any amounts expended by the Servicer for the account of the Obligor in accordance with the Credit and Collection Policy, including collection expenses and all amounts paid to third parties in connection with the repossession, transportation, reconditioning and disposition of the Financed Vehicle, to the extent the amounts have not been included in calculating Liquidation Proceeds for that Collection Period; minus

(c)                                  any amounts required by law or under the Credit and Collection Policy to be paid to the Obligor.

“Redemption Date” means the Payment Date stated by the Servicer for a redemption of the Notes under Section 10.1 of the Indenture.

“Registered Noteholder” means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

“Regular Principal Payment” means, for a Payment Date, the greater of:

(a)                                 an amount (not less than zero) equal to:

(i)                                     the greater of:

(A)                               the Note Balance of the Class A-1 Notes as of the prior Payment Date or the Closing Date, as applicable; and

(B)                               an amount equal to:

(1)                                 the aggregate Note Balances of all Notes as of the prior Payment Date or the Closing Date, as applicable; minus

(2)                                 the Pool Balance as of the last day of the prior Collection Period minus the Targeted Overcollateralization Amount; minus

(ii)                                  the sum of the First Priority Principal Payment, the Second Priority Principal Payment and the Third Priority Principal Payment; and

(b)                                 on and after the Final Scheduled Payment Date of the Class D Notes, the Note Balance of the Class D Notes.

“Regulation AB” means Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as clarified and interpreted by the Securities and Exchange Commission or its staff.

“Required Rating” means, for short-term unsecured debt obligations, a rating of (a) “F1+” from Fitch and (b) “P-1” from Moody’s.

“Reserve Account” means the account established and maintained under Section 4.1(c) of the Sale and Servicing Agreement.

“Reserve Account Draw Amount” means, for a Payment Date, the lesser of:

(a)                                 an amount (not less than zero) equal to the Total Required Payment minus the Available Funds determined without regard to the Reserve Account Draw Amount; and

(b)                                 the amount in the Reserve Account minus any net investment earnings.

“Residual Interest” means a beneficial ownership interest in the Issuer, as recorded on the Trust Register.

“Responsible Person” means:

(a)                                 for the Administrator, the Depositor, the Sponsor and the Servicer, any Person designated in an Officer’s Certificate of the Person or other notice signed by an officer of the Person as authorized to act for the Person, which Officer’s Certificate or other notice has been sent to all other transaction parties including the Owner Trustee and the Indenture Trustee;

(b)                                 for the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary, senior associate or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also, for a particular matter, any other officer to whom the matter is referred because of the officer’s knowledge of and familiarity with the particular subject, and if the Administration Agreement is in effect, any Responsible Person of the Administrator; and

(c)                                  for the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, for a particular matter, any other officer to whom the matter is referred because of the officer’s knowledge of and familiarity with the particular subject.

“Reuters Screen LIBOR 01 Page” means the display page currently so designated on the Reuters Telerate Capital Markets Report (or another page that replaces it in that service for the purpose of displaying comparable rates or prices).

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Information” has the meaning stated in Section 2.4 of the Indenture.

“Rule 144A Notes” has the meaning stated in Section 2.4(h) of the Indenture.

“Rule 144A Note Transfer” has the meaning stated in Section 2.4(i) of the Indenture.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of the Cutoff Date, among the Issuer, the Depositor and the Servicer.

“Schedule of Receivables” means the schedule or file identifying the Receivables attached as Exhibit A to the Purchase Agreement and Schedule A to the Sale and Servicing Agreement and the Indenture.

“Second Priority Principal Payment” means, for a Payment Date, the greater of:

(a)                                 an amount (not less than zero) equal to:

(i)                                     the aggregate Note Balances of the Class A Notes and the Class B Notes as of the prior Payment Date (or, in the case of the initial Payment Date, as of the Closing Date); minus

(ii)                                  the Adjusted Pool Balance; minus

(iii)                               the First Priority Principal Payment; and

(b)                                 on and after the Final Scheduled Payment Date of the Class B Notes, the Note Balance of the Class B Notes.

“Secured Parties” means the Noteholders.

“Securities Account” means each account established and maintained under Section 2.1 of the Control Agreement.

“Securities Act” means the Securities Act of 1933.

“Security Documents” has the meaning stated in Section 2.5(h) of the Sale and Servicing Agreement.

“Servicer” means Ford Credit or the Successor Servicer.

“Servicer Termination Event” has the meaning stated in Section 7.1 of the Sale and Servicing Agreement.

“Servicing Fee” means, for a Collection Period, the fee payable to the Servicer for services rendered during that Collection Period in an amount equal to the product of:

(a)                                 one-twelfth of 1.0%; times

(b)                                 the Pool Balance as of the last day of the prior Collection Period (or the Cutoff Date for the first month).

“Similar Law” means any federal, State, local or non-U.S. law or regulation that is substantially similar to the provisions of Title I of ERISA or Section 4975 of the Code.

“Specified Reserve Balance” means $8,346,990.41, or 0.50% of the Initial Pool Balance.

“Sponsor” means Ford Credit.

“State” means any state or commonwealth of the United States, or the District of Columbia.

“Successor Servicer” means a successor Servicer appointed under Section 7.2 of the Sale and Servicing Agreement.

“Supplemental Servicing Fee” means, for a Collection Period, all late fees, prepayment charges, extension fees and other administrative fees or similar charges on the Receivables.

“Targeted Credit Enhancement Amount” means, for a Payment Date, the greater of:

(a)                                 the Specified Reserve Balance; and

(b)                                 1.50% of the Pool Balance as of the last day of the prior Collection Period.

“Targeted Overcollateralization Amount” means, for a Payment Date, an amount equal to:

(a)                                 the Yield Supplement Overcollateralization Amount; plus

(b)                                 the Targeted Credit Enhancement Amount; minus

(c)                                  the Specified Reserve Balance.

“Third Priority Principal Payment” means, for a Payment Date, the greater of

(a)                                 an amount (not less than zero) equal to:

(i)                                     the aggregate Note Balances of the Class A Notes, the Class B Notes and the Class C Notes as of the prior Payment Date (or, in the case of the initial Payment Date, as of the Closing Date); minus

(ii)                                  the Adjusted Pool Balance; minus

(iii)                               the sum of the First Priority Principal Payment and the Second Priority Principal Payment; and

(b)                                 on and after the Final Scheduled Payment Date of the Class C Notes, the Note Balance of the Class C Notes.

“Total Required Payment” means, for a Payment Date, the sum of

(a)                                 the amount, up to a maximum of $150,000 per annum, payable to the Indenture Trustee under Section 6.7 of the Indenture and to the Owner Trustee under Sections 7.1 and 7.2 of the Trust Agreement, and for any expenses of the Issuer incurred in accordance with the Transaction Documents; plus

(b)                                 the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods; plus

(c)                                  the Accrued Note Interest for all Classes of Notes; plus

(d)                                 the First Priority Principal Payment; plus

(e)                                  the Second Priority Principal Payment; plus

(f)                                   the Third Priority Principal Payment; plus

(g)                                  on or after the Final Scheduled Payment Date of the Class D Notes, the Note Balance of the Class D Notes.

Following an Event of Default and an acceleration of the Notes or an Insolvency Event or dissolution of the Depositor, until the Note Balances of each Class of Notes have been paid in full, the Total Required Payment will also include the aggregate Note Balances of all Notes.

“Transaction Documents” means the Certificate of Formation and the Limited Liability Company Agreement of the Depositor, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the DTC Letter and the Control Agreement.

“Trust Accounts” means the Bank Accounts and the Trust Distribution Account (if established).

“Trust Agreement” means the Second Amended and Restated Trust Agreement dated as of the Cutoff Date, between the Depositor and the Owner Trustee.

“Trust Distribution Account” means the account that may be established and maintained under Section 4.1(g) of the Sale and Servicing Agreement.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939.

“Trust Property” means (a) the Purchased Property, (b) the Depositor’s rights under the Purchase Agreement, (c) the Depositor’s rights under the Sale and Servicing Agreement, (d) all security entitlements relating to the Trust Accounts and the property deposited in or credited to any of the Trust Accounts, (e) all present and future claims, demands, causes of action and choses in action in respect of any of the foregoing and (f) all payments on or under and all proceeds in respect of any of the foregoing.

“Trust Register” and “Trust Registrar” have the meanings stated in Section 3.2 of the Trust Agreement.

“UCC” means the Uniform Commercial Code as in effect in any relevant jurisdiction.

“U.S. Bank Trust” means U.S. Bank Trust National Association, a national banking association.

“Void Rule 144A Note Transfer” has the meaning stated in Section 2.4(i) of the Indenture.

“Yield Supplement Overcollateralization Amount” means, for the Closing Date and each Payment Date, the amount stated on the Yield Supplement Overcollateralization Schedule for that date.  The Yield Supplement Overcollateralization Amount has been or will be calculated for the Closing Date and each Payment Date as the sum for each Receivable of the amount (not less than zero) equal to:

(a)                                 the future payments on the Receivable discounted to present value as of the last day of the prior Collection Period (or the Cutoff Date, for the Closing Date) at the APR of the Receivable; minus

(b)                                 the future payments on the Receivable discounted to present value as of the last day of the prior Collection Period (or the Cutoff Date, for the Closing Date) at 5.90%.

For purposes of this calculation, the future payments on each Receivable are the equal monthly payments that would reduce the Receivable’s Principal Balance as of the Cutoff Date to zero on the Receivable’s final scheduled payment date, at an interest rate equal to the APR of the Receivable and without any delays, defaults or prepayments.

“Yield Supplement Overcollateralization Schedule” means, for the Closing Date and each Payment Date, the following schedule:

Closing Date	$90,050,420.15
April 2015	86,906,330.12
May 2015	83,821,508.13
June 2015	80,796,319.38
July 2015	77,830,567.03
August 2015	74,924,063.85
September 2015	72,076,707.56
October 2015	69,288,400.72
November 2015	66,559,099.87
December 2015	63,888,787.64
January 2016	61,277,604.69
February 2016	58,725,580.49
March 2016	56,232,652.52
April 2016	53,798,750.61
May 2016	51,423,875.19
June 2016	49,107,731.86
July 2016	46,850,077.37
August 2016	44,650,787.48
September 2016	42,509,736.84
October 2016	40,426,564.65
November 2016	38,401,101.70
December 2016	36,433,100.29
January 2017	34,522,477.95
February 2017	32,669,141.14
March 2017	30,872,915.83
April 2017	29,133,612.23
May 2017	27,451,151.70
June 2017	25,825,403.02
July 2017	24,256,144.03
August 2017	22,743,043.50
September 2017	21,285,723.46
October 2017	19,883,684.31
November 2017	18,536,554.71
December 2017	17,243,867.67
January 2018	16,005,281.13
February 2018	14,820,381.43

November 2017	$13,688,533.59
April 2018	12,609,167.83
May 2018	11,581,694.29
June 2018	10,605,944.48
July 2018	9,681,609.48
August 2018	8,808,243.75
September 2018	7,985,251.00
October 2018	7,212,068.97
November 2018	6,488,061.70
December 2018	5,812,187.64
January 2019	5,183,554.87
February 2019	4,601,233.68
March 2019	4,063,942.89
April 2019	3,570,265.52
May 2019	3,119,013.13
June 2019	2,709,219.83
July 2019	2,339,461.70
August 2019	2,008,309.83
September 2019	1,713,515.65
October 2019	1,452,487.94
November 2019	1,222,357.33
December 2019	1,020,107.66
January 2020	843,425.60
February 2020	689,996.22
March 2020	557,068.99
April 2020	442,162.23
May 2020	342,682.36
June 2020	258,161.43
July 2020	187,899.34
August 2020	131,168.41
September 2020	87,037.82
October 2020	54,514.08
November 2020	31,610.26
December 2020	15,975.12
January 2021	6,423.34
February 2021	1,667.19

Exhibit A

Form of Monthly Investor Report

Ford Credit Auto Owner Trust 2015-A
Monthly Investor Report

Collection Period
Payment Date
Transaction Month(s)

Additional information about the structure, cashflows, defined terms and parties for this transaction can be found in the prospectus supplement, available on the SEC website (http://www.sec.gov) under the registration number 333-189385 and at http://www.fordcredit.com/institutionalinvestments/index.jhtml.

I. ORIGINAL DEAL PARAMETERS

	Dollar Amount	# of Receivables		Weighted Avg Remaining Term at Cutoff
Initial Pool Balance		Note Interest
Original Securities:	Dollar Amount	Rate		Legal Final Maturity

Class A-1 Notes			%
Class A-2a Notes			%
Class A-2b Notes			%
Class A-3 Notes			%
Class A-4 Notes			%
Class B Notes			%
Class C Notes			%
Class D Notes			%
Total

II. AVAILABLE FUNDS

Interest:

Interest Collections

Principal:

Principal Collections

Prepayments in Full
Liquidation Proceeds
Recoveries

Sub Total

Collections

Purchase Amounts:

Purchase Amounts Related to Principal
Purchase Amounts Related to Interest

Sub Total

Clean-up Call

Reserve Account Draw Amount

Available Funds — Total

III. DISTRIBUTIONS

	Calculated Amount	Amount Paid	Shortfall	Carryover Shortfall	Remaining Available Funds

Owner Trustee, Indenture Trustee and Issuer Fees and Expenses
Servicing Fee
Interest — Class A-1 Notes
Interest — Class A-2a Notes
Interest — Class A-2b Notes
Interest — Class A-3 Notes
Interest — Class A-4 Notes
First Priority Principal Payment
Interest — Class B Notes
Second Priority Principal Payment
Interest — Class C Notes
Third Priority Principal Payment
Interest — Class D Notes
Reserve Account Deposit
Regular Principal Payment
Additional Owner Trustee, Indenture Trustee and Issuer Fees and Expenses
Collections Released to Depositor

Total

Principal Payment:

First Priority Principal Payment
Second Priority Principal Payment
Third Priority Principal Payment
Regular Principal Payment

Total

IV. NOTEHOLDER PAYMENTS

	Noteholder Principal Payments Actual Per $1,000 of Original Balance	Noteholder Interest Payments Actual Per $1,000 of Original Balance	Total Payment Actual Per $1,000 of Original Balance
Class A-1 Notes
Class A-2a Notes
Class A-2b Notes
Class A-3 Notes
Class A-4 Notes
Class B Notes
Class C Notes
Class D Notes

V. NOTE BALANCE AND POOL INFORMATION

	Beginning of Period		End of Period
	Balance	Note Factor	Balance	Note Factor
Class A-1 Notes
Class A-2a Notes
Class A-2b Notes
Class A-3 Notes
Class A-4 Notes
Class B Notes
Class C Notes
Class D Notes

Total

Pool Information

Weighted Average APR
Weighted Average Remaining Term
Number of Receivables Outstanding
Pool Balance
Adjusted Pool Balance (Pool Balance - YSOC Amount)
Pool Factor

VI. OVERCOLLATERALIZATION INFORMATION

Specified Reserve Balance
Targeted Credit Enhancement Amount
Yield Supplement Overcollateralization Amount
Targeted Overcollateralization Amount
Actual Overcollateralization Amount (EOP Pool Balance - EOP Note Balance)

VII. RECONCILIATION OF RESERVE ACCOUNT

Beginning Reserve Account Balance
Reserve Account Deposits Made
Reserve Account Draw Amount
Ending Reserve Account Balance
Change in Reserve Account Balance
Specified Reserve Balance

VIII. NET LOSSES AND DELINQUENT ACCOUNTS

Realized Loss (Recoveries)	# of Receivables	Amount

Net Losses for Current Collection Period
Cumulative Net Losses Last Collection

Cumulative Net Losses for all Collection Periods
Ratio of Net Losses for Current Collection Period to Beginning of Period Pool Balance (annualized)

Delinquent Receivables:

	% of EOP Pool	# of Receivables	Amount
31-60 Days Delinquent
61-90 Days Delinquent
91-120 Days Delinquent
Over 120 Days Delinquent

Total Delinquent Receivables

Repossession Inventory:

Repossessed in Current Collection Period
Total Repossessed Inventory

Ratio of Net Losses to the Average Pool Balance for the Collection Period:
Second Prior Collection Period
Prior Collection Period
Current Collection Period
Three Month Average

Number of 61+ Delinquent Receivables to EOP Number of Outstanding Receivables:
Second Prior Collection Period
Prior Collection Period

Current Collection Period
Three Month Average

IX.  REPURCHASE DEMAND ACTIVITY (RULE 15Ga-1)

(1)  Repurchase Activity

[No activity to report]

			Total Assets in ABS by Originator			Assets That Were Subject of Demand			Assets That Were Repurchased or Replaced			Assets Pending Repurchase or Replacement (within cure period)			Demand in Dispute			Demand Withdrawn			Demand Rejected
Name of Issuing Entity	Check if Registered	Name of Originator	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)
Retail Auto Loans: Ford Credit Auto Owner Trust 2015-A CIK#		Ford Motor Credit Company LLC

(2)  Most Recent Form ABS-15G

Filed by:  Ford Motor Credit Company LLC

CIK#:  [                  ],

Date:   [                ]